Catalyst Systematic Alpha Fund Class A: ATRAX Class C: ATRCX Class I: ATRFX
Catalyst Hedged Futures Strategy Fund Class A: HFXAX Class C: HFXCX Class I: HFXIX
Catalyst/Exceed Defined Risk Fund Class A: CLPAX Class C: CLPCX Class I: CLPFX
Catalyst/Exceed Defined Shield Fund Class A: SHIEX Class C: SHINX Class I: SHIIX
Catalyst Multi-Strategy Fund Class A: ACXAX Class C: ACXCX Class I: ACXIX
Catalyst Hedged Commodity Strategy Fund Class A: CFHAX Class C: CFHCX Class I: CFHIX
Catalyst/Millburn Hedge Strategy Fund Class A: MBXAX Class C: MBXCX Class I: MBXIX

PROSPECTUS
NOVEMBER 1, 2019

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

Neither the Commodity Futures Trading Commission nor the Securities and Exchange Commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning January 1, 2021, the Funds intend to meet their shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds’ website, www.CatalystMF.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Funds at 1-866-447-4228. Your election to receive reports in paper will apply to all funds held within the fund complex.

You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Funds at 1-866-447-4228. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

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TABLE OF CONTENTS

FUND SUMMARY: CATALYST SYSTEMATIC ALPHA FUND	3
FUND SUMMARY: CATALYST HEDGED FUTURES STRATEGY FUND	14
FUND SUMMARY: CATALYST/EXCEED DEFINED RISK FUND	20
FUND SUMMARY: CATALYST/EXCEED DEFINED SHIELD FUND	28
FUND SUMMARY: CATALYST MULTI-STRATEGY FUND	37
FUND SUMMARY: CATALYST HEDGED COMMODITY STRATEGY FUND	49
FUND SUMMARY: CATALYST/MILLBURN HEDGE STRATEGY FUND	57
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	66
HOW TO BUY SHARES	113
HOW TO REDEEM SHARES	121
VALUING THE FUNDS’ ASSETS	124
DIVIDENDS, DISTRIBUTIONS AND TAXES	124
MANAGEMENT OF THE FUNDS	125
FINANCIAL HIGHLIGHTS	133
APPENDIX A: INTERMEDIARY SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS	155
PRIVACY NOTICE	159
FOR MORE INFORMATION	161
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FUND SUMMARY: CATALYST SYSTEMATIC ALPHA FUND

Investment Objective: The Fund’s objective is long-term capital appreciation with low correlation to the U.S. equity market.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 113 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 60 and Waiver of Up-Front Sales Charge on Class A Shares on page 61.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	3.35%	3.35%	3.35%
Acquired Fund Fees and Expenses[1]	0.50%	0.50%	0.50%
Total Annual Fund Operating Expenses	5.60%	6.35%	5.35%
Fee Waiver and/or Expense Reimbursement [2]	(3.08)%	(3.08)%	(3.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement [2]	2.52%	3.27%	2.27%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies. AFFE includes the advisory fees paid to Catalyst Capital Advisors, LLC (“Catalyst” or the “Advisor”) or other fees paid to its affiliates by the investment companies advised by Catalyst in which the Fund invests.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; acquired fund fees and expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 2.02%, 2.77% and 1.77% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2020. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2020, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$815	$330	$230
3	$1,891	$1,604	$1,325
5	$2,953	$2,845	$2,413
10	$5,554	$5,802	$5,099

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal period ended June 30, 2019 was 120% of the average value of its portfolio.

Principal Investment Strategies:

Under normal circumstances, the Fund seeks to provide a total return that exceeds the BNP Paribas Catalyst Systematic Alpha Index (the “Benchmark”). The Fund will seek excess return, after the impact of fees and expenses, above the Benchmark through (i) active management of a fixed income portfolio (“Fixed Income Component”) and (ii) by investing in securities that provide exposure to the Benchmark (“Benchmark Component”). The Fund will generally seek exposure to the Benchmark by investing in non-exchange-traded total return swap contracts that generate returns that track the Benchmark returns through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). BNP Paribas (“BNP”) is the index sponsor and index calculation agent.

Benchmark Component

The Advisor executes the Benchmark Component of the Fund’s strategy by investing in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Benchmark is an absolute return, multi-risk premia index that attempts to capture various sources of systematic risks embedded in the capital markets. Risk premia refers to sources of return for risks taken that are derived by accepting risks beyond those inherent in traditional broad market exposures, such as long-only broad-market equity and bond indexes, and are considered the building blocks of many non-linear and hedged investment strategies. Risk premia strategies utilize publicly traded instruments, tend to exhibit low correlation to equities and bonds as well as to one another, and have historically exhibited persistent positive returns over a variety of market environments and time horizons. The multi-risk premia strategy Benchmark seeks to generate absolute returns through risk-balanced exposure to carry, momentum and volatility risk premia across the equity, commodity, forex and fixed income markets and will synthetically invest in the components of

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the seven pre-existing BNP Paribas Risk Premia Indexes (BNP Paribas AIR US TR Index, BNP Paribas Dynamic Volatility Roll-Down US Index, BNP Paribas GALAXY G10 Excess Return USD Index, BNP Paribas AIR T-Note ER Index, BNP Paribas DR Alpha ex-Agriculture and Livestock Index, BNP Paribas Dynamic Pre-Roll Alpha ex-Agriculture and Livestock Target Volatility 3 Index, and BNP Paribas Multi-Asset Diversified vol 16 USD FX Hedged Future Index; collectively the “Underlying Indexes”), which consist of equity securities, securities with various interest rates, securities listed on foreign exchanges, currency forwards, and commodities.

•       Carry Risk Premium: Captures the tendency for higher yielding assets to outperform lower yielding assets over time. Typical Carry Risk Premium strategies include being long high carry assets and short low carry assets.

•       Volatility Risk Premium: Captures the behavioral tendency of markets to over exaggerate the probability of near-term market corrections. Typical Volatility Premium strategies include being short an asset’s expected end-of-day price standard deviation (implied volatility) and being long an asset’s realized end-of-day price standard deviation (realized volatility) over a specified period of time.

•       Momentum Risk Premium: Captures the tendency for assets that have performed well in recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly. Typical Momentum Risk Premium strategies include being long historically high performing assets and being short historically low performing assets.

The Benchmark uses a rules-based, risk-budget model to dynamically allocate across the various Underlying Indexes and is constructed using a hypothetical portfolio comprised of the Underlying Indexes (the “Daily Portfolio”) based on each Underlying Index’s 20-day and 60-day Historical Volatility, Volatility Budget, current Daily Portfolio value. The Benchmark’s exposure to each Underlying Index is determined daily and will be greater than or equal to 0%, and subject to the following Maximum Component Weightings or caps:

Underlying Index	Maximum Component Weighting
BNP Paribas Dynamic Volatility Roll-Down US Index	15.38%
BNP Paribas AIR US TR Index	9.62%
BNP Paribas GALAXY G10 Excess Return USD Index	13.46%
BNP Paribas AIR T-Note ER Index	9.62%
BNP Paribas DR Alpha ex-Agriculture and Livestock Index	13.46%
BNP Paribas Dynamic Pre-Roll Alpha ex-Agriculture and Livestock Target Volatility 3 Index	13.46%
BNP Paribas Multi-Asset Diversified vol 16 USD FX Hedged Future Index	25.00%

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The Benchmark will assign a higher weight to Underlying Indexes exhibiting near-term low volatility and a lower weight to Underlying Indexes exhibiting near-term high volatility in an attempt to maintain a balanced exposure to the risk embedded in each Carry, Momentum, and Volatility Risk Premia. The Benchmark may rebalance its exposure to the Underlying Indexes as frequently as daily to quickly adapt to various market conditions and risk levels.

Fixed Income Component

The Fixed Income Component of the portfolio invests directly and indirectly, through affiliated and unaffiliated funds, in fixed income securities. Fixed income securities include corporate bonds, government securities, asset backed securities, mortgage-backed securities (“MBS”) (including U.S. agency and non-agency residential MBS, commercial mortgage-backed securities (“CMBS”), and real estate investment trusts) and floating rate securities. The Fund may invest in securities of any credit quality (including “junk” bonds), effective maturity or average modified duration and may hold the securities of issuers located outside the US (including emerging markets).

Investments in Subsidiary – The Advisor executes a portion of the Fund’s strategy by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests the majority of its assets in a swap that seeks to track the Benchmark. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The Subsidiary’s adviser complies with the Investment Advisers Act as required, with respect to its investment advisory contract as investment adviser to the Fund under the Investment Company Act of 1940, as revised.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Actively Managed Fund Risk. The Fund is actively managed and does not seek to replicate the performance of the Benchmark. As a result, the Fund’s performance will vary intentionally and perhaps significantly from that of the Benchmark.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

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Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Catalyst Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the Underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

Asset-Backed and Mortgage-Backed Security Risk. When the Fund invests in asset-backed securities the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS”. Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government, and the market for non-agency MBS is smaller and may be less liquid that the market for government MBS.

Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

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Derivatives Risk. Even a small investment in derivatives (which include options, futures, forwards, and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), counterparty risk (the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments), and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Securities Risk. Since the Fund’s investments may include American Depository Receipt (“ADRs”) and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn

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or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leverage Risk. Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Benchmark carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Benchmark’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option or call option, the Fund will lose money if the value of the stock index futures falls below or rises above the respective option’s strike price.

Prepayment Risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

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Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund's losses. The costs of investing in swaps will be indirectly paid by the Fund.

Tax Risk.  Certain of the Fund’s investment strategies, including transactions in total return swaps, may be subject to special tax rules, the effect of which may have adverse tax consequences for the Fund. By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.  The Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Internal Revenue Code of 1986, as amended (the “Code”) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. If the Subsidiary were to fail to make sufficient dividend distributions to the Fund, all or a portion of the income from the Fund's investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

Turnover Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Funds Risk. Because the Fund may invest in Underlying Funds, the value of your investment will fluctuate in response to the performance of the Underlying Funds. Investing in Underlying Funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the Underlying Funds. By investing in Underlying Funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the Underlying Funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the Underlying Funds.

Wholly-Owned Subsidiary Risk.    By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. Shareholders of the Fund will indirectly be subject to the principal risks of

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the Subsidiary by virtue of the Fund’s investment in the Subsidiary. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

The bar chart shown below provides an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad-based market index and a benchmark. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The table shows average annual total returns for Class A, Class C and Class I shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily NAV is available at no cost by calling 1-866-447-4228.

The Fund changed its strategy effective November 1, 2017. Performance information for periods prior to November 1, 2017 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from the Catalyst Intelligent Alternative Fund to the Catalyst Systematic Alpha Fund.

Annual Total Returns

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During the period shown in the bar chart, the highest return for a quarter was 2.64% (quarter ended December 31, 2017), and the lowest return for a quarter was (13.42)% (quarter ended December 31, 2018). The Fund’s Class A year-to-date return for the period ended September 30, 2019 was (18.46)%.

Average Annual Total Returns

(for the periods ended, December 31, 2018)

Class A	1 Year	Since inception (7/31/2014)
Return Before Taxes	(24.41)%	(6.37)%
Return After Taxes on Distributions	(24.41)%	(6.50)%
Return After Taxes on Distributions and Sale of Fund Shares	(14.45)%	(4.75)%
Class C
Return Before Taxes	(20.42)%	(5.87)%
Class I
Return Before Taxes	(19.65)%	(4.96)%
S&P 500 TR Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.31%
BNP Paribas Catalyst Systematic Alpha Index (reflects no deduction for fees, expenses or taxes)*	(18.05)%	7.58%

* The BNP Paribas Catalyst Systematic Alpha Index (the “CSA Index”) was established on October 31, 2017. The index provider has produced historical returns for the CSA Index for periods prior to October 31, 2017 by applying the CSA Index methodology and protocols to historical market data.  While believed to be reliable, performance data prior to October 31, 2017, should be considered hypothetical.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

The S&P 500 TR Index is the total return index. This index differs from the “S&P 500” price index in that it includes the contribution of dividends to total return.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Portfolio Manager: David Miller, Senior Portfolio Manager of the Advisor, serves as the Fund’s portfolio manager. Mr. Miller has served the Fund in this capacity since 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST HEDGED FUTURES STRATEGY FUND

Investment Objective: The Fund’s objective is capital appreciation and capital preservation in all market conditions, with low volatility and low correlation to the US equity market.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 113 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 60 and Waiver of Up-Front Sales Charge on Class A Shares on page 61.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.33%	0.33%	0.33%
Interest and Dividend Expense	0.06%	0.06%	0.06%
Remaining Other Expenses	0.27%	0.27%	0.27%
Acquired Fund Fees and Expenses[1]	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	2.60%	3.35%	2.35%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$823	$338	$238
3	$1,337	$1,030	$733
5	$1,876	$1,745	$1,255
10	$3,341	$3,640	$2,686

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 0% of the average value of its portfolio.

Principal Investment Strategies:

Under normal circumstances, the Fund invests, directly or indirectly through unaffiliated funds, primarily in (i) long and short call and put options on Standard & Poor’s 500 Index (“S&P”) futures contracts and (ii) in cash, cash equivalents (including money market funds), and other liquid investments (investment grade short and mid-term fixed income securities, including U.S. government securities and corporate bonds).

The Fund seeks to achieve its investment objective by buying and selling options and option spreads on stock index futures. By trading options and options spreads, the Fund seeks to profit in three ways: (1) volatility trading – market prices of options are highly dependent on anticipated volatility of the underlying stock indexes. The Fund may enter options positions intended to hedge or profit from either an increase or a decrease in stock index volatility; (2) trend following – under certain conditions, the Fund may enter options spreads that will profit from an established price trend. However, in general, the strategy does not depend on a prediction of equity market direction, and is intended to produce returns that are not correlated with equity market returns; and (3) premium collection - this technique yields profits as sold options’ value declines over time. Profit is captured when sold options are repurchased at a reduced value, or when they expire worthless, allowing retention of the original sales proceeds. The Fund may invest long or short in stock index futures as part of its hedging strategy. The Fund may also use stock index futures as part of an option closing transaction. For example, rather than close an option transaction by repurchasing a written call option, the Fund may use a long futures position to deliver against the option.

The Advisor places a strong focus on risk management that is intended to provide consistency of returns and to mitigate the extent of losses. Positions are entered on an ongoing basis across different option exercise prices and expiration months. Supported by options analysis software, the Advisor employs risk management procedures to adjust portfolio exposure as necessitated by changing market conditions.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of options and other portfolio investments may lead to higher taxes if Fund shares are held in a taxable account.

Exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the SEC, or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission, generally qualify for treatment as “section 1256 contracts,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses

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treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize primarily options that are “section 1256 contracts.”

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures Risk. The Fund’s use of stock index futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

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Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities, options, and futures in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option or call option, the Fund will lose money if the value of the stock index futures falls below or rises above the respective option’s strike price.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Performance:

The bar chart shown below provides an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad-based market index. Class C shares and Class I shares would have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C shares and Class I shares would be different from Class A shares because Class C shares and Class I shares have different expenses than Class A shares. The table shows average annual total returns for Class A, Class C and Class I shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. The Fund acquired all of the assets and liabilities of Harbor Assets, LLC (the “Predecessor Fund”) in a tax-free reorganization on August 30, 2013. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class A shares of the Fund. The Fund’s investment objectives, policies and guidelines are, in all material respects, equivalent to the predecessor limited liability company’s investment objectives, policies and guidelines. How the Fund has performed in the past (before and after taxes) is not necessarily an

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indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 10.34% (quarter ended March 31, 2014), and the lowest return for a quarter was (16.96)% (quarter ended March 31, 2017). The year-to-date return for the period ended September 30, 2019 was (0.13)%.

Average Annual Total Returns
(For periods ended December 31, 2018)

	1 Year	5 Years*	10 Years*
Class A
Return Before Taxes	(7.76)%	(2.61)%	3.08%
Return After Taxes on Distributions**	(7.76)%	(3.29)%	2.71%
Return After Taxes on Distributions and Sale of Fund Shares**	(4.59)%	(1.98)%	2.40%
S&P 500 Total Return Index	(4.38)%	8.49%	13.12%
	1 Year	5 Years*	Since Inception (8/30/13)*
Class C
Return Before Taxes	(2.84)%	(2.20)%	(2.90)%
Class I
Return Before Taxes	(1.85)%	(1.22)%	(1.95)%
S&P 500 Total Return Index	(4.38)%	8.49%	10.62%

* Includes the effect of performance fees paid by the investors of the predecessor fund and the effect of the Fund’s maximum sales load.

** After Tax Returns for Class A shares are for the period beginning August 30, 2013. As a result of the different tax treatment of the Predecessor Fund, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund did not have a distribution policy. It was an unregistered limited liability company, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions.

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After-tax returns for the Fund are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Portfolio Manager: Edward S. Walczak, a Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager. Mr. Walczak has served the Fund in this capacity since the predecessor limited liability company commenced operations in 2005.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST/EXCEED DEFINED RISK FUND

Investment Objective: The Fund’s objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 113 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 60 and Waiver of Up-Front Sales Charge on Class A Shares on page 61.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.10%	1.10%	1.10%
Interest/Dividend Expense	0.08%	0.08%	0.08%
Remaining Other Expenses	1.02%	1.02%	1.02%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.61%	3.36%	2.36%
Fee Waiver and Reimbursement [2]	(0.99)%	(0.99)%	(0.99)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement [2]	1.62%	2.37%	1.37%

1Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.53%, 2.28% and 1.28% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2020. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example reflects the fee waiver and expense reimbursement for the duration of the waiver/reimbursement period only. The Example also assumes that your investment has a

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5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$730	$240	$139
3	$1,251	$941	$642
5	$1,797	$1,665	$1,171
10	$3,281	$3,582	$2,620

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 112% of the average value of its portfolio.

Principal Investment Strategies:

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in put and call options on exchange traded funds (“ETFs”) that track the S&P 500 Index (“Index ETFs”), and in fixed income securities. The equity options component’s target allocation is between 5% and 10% while the fixed income component’s target allocation is between 90% and 95%. The equity options component is designed to provide a level of hedge on the downside and a level of participation on the upside to a certain cap. The fixed income component is designed to return a yield that is used to assist in purchasing the equity option component. The equity options strategy is intended to provide returns that are correlated with, but less volatile than, those of the S&P 500 Index (the “Index”). Using a combination of put and call options on Index ETFs, the Fund’s investment sub-advisor, Exceed Advisory LLC (the “Sub-Advisor”) executes the equity options strategy by seeking to mitigate losses when the Index declines in value, and provide the returns of up to 150% of the Index when the Index increases in value. Although the option strategy includes a leverage component, the strategy also limits, or caps, the Fund’s participation in Index gains.

Equity Options Component

The equity options strategy consists of exchange traded equity options. Options selected for the equity component generally have a duration of approximately one year.

Put Options Sub-Component

Put options allow the purchaser, for a premium, to “put” a security to the seller of the option at a strike price. The put options selected by the Sub-Advisor are intended to buffer the Fund from a loss in the equity options component of approximately 10% of the Index, based on the Index price at the time the position is entered. Buffering potential loss in the equity options component is accomplished by selling a put option that is at least 10% below the current Index price so that when the option expires, if the Index is down less than 10%, the put option will expire worthless and there will be no put-related loss to the Fund in the equity options component. However, if the Index is down more

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than 10% from the time the position is placed, the put will result in a corresponding loss in the equity options strategy in the amount above the initial 10% drop. The put options do not guard the Fund against Index losses in the equity options component of more than 10%, and only guard against losses during the terms of the put options. All other losses in the equity options component will be borne by the Fund and shareholders. Put options do not protect against losses in the fixed income component of the Fund’s strategy, and there is no guarantee that put options will limit losses in the equity options component.

Call Options Sub-Component

Call options allow the purchaser, for a premium, to “call” away a security from the seller of the option at a particular price, called the “strike price.” The Fund purchases and sells call options on Index ETFs. The call options are selected to target participation in the Index if the Index increases, but only up to a maximum cap of approximately 10%, by selecting a long call whose strike price equals the current value of the Index and a short call whose strike price is above the current value of the Index. The call options have a weighting of 1.5 relative to the put options. This strategy involves the purchase of call options at a specific strike price while also selling the same number of calls of the same asset and expiration date but at a higher strike price. The call spread allows the Fund to participate in increases in the Index above the purchase call strike price, up to a cap set by the price of the higher strike price call sold. The level of the cap will be affected by the timing of options purchases, sales or expirations, volatility and interest rates, among other factors.

The Sub-Advisor may further seek to optimize the mix of calls and puts by moving the buffer and cap levels higher when the market moves higher in order to potentially mitigate losses sooner and/or participate further in the upside of the market.

Fixed Income Component

The fixed income component of the Fund’s portfolio consists of domestic short to medium term (3 years or less), investment grade, fixed coupon, senior or subordinated corporate bonds, and government securities with a typical maturity of 3 years or less, or ETFs that invest primarily in such securities. The Fund typically invests primarily in corporate debt. Fixed income securities are selected by identifying the highest yielding securities among a peer group with similar credit quality and maturity while also ensuring portfolio diversification in terms of credit rating and industry.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and

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returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The price of a fixed income security tends to drop if the rating of the underlying issuer drops and the probability of the failure to pay principal and interest increases.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Equity Options Strategy Risk. Although the equity options strategy is intended to manage volatility, it may not protect against market declines, may limit the Fund’s participation in market gains (particularly during periods when market values are increasing or market volatility is high), may increase portfolio transaction costs which could result in losses or reduction in gains, may not be successful and is subject to the sub-adviser’s ability to correctly analyze and implement the Fund’s equity options strategy.

Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the

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following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Leverage Risk. Using derivatives like options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

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Options Risk. A seller (writer) of a call option will lose money if the underlying security on which the option was written increases in value to a level above the strike price of the sold option plus the premium received. Since there is no limit on how high a value of an entity can go, there is material risk in being short a call with no offsetting position. A seller (writer) of a put option will lose money if the underlying security on which the option was written decreases in value to a level below the strike price of the sold option less the premium received. The seller of a put option is limited to losing the difference between the strike price less premium received and $0 reflecting a full loss of all value for the underlying security. A seller of an option can be liquidated if the value of the underlying security advances enough in the case of a call option or declines enough in the case of a put option given there are no offsetting positions or enough capital to offset the unrealized losses. In a liquidation event, one should expect material realized losses.

A buyer of a call or put option risk the loss of the entire premium invested in the option. If the underlying security is not above the strike price at maturity of a call or not below the strike price at maturity of a put, the option will expire worthless.

Between maturity of an option and point of purchase or writing of an option, a number of market forces can significantly and adversely affect the value of said option inclusive of changes in volatility, interest rates, dividend rates and price of the underlying security.

Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk, and sub-strategy risk among other risks.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government

Performance:

The bar chart shown below provides an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The table shows average annual total returns for Class A, Class C and Class I shares and how its average annual returns compare over time with those of a broad-based market index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be

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lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. The Fund’s investment strategy changed on March 15, 2017. Prior to December 2016, the Fund had a different Portfolio Manager and, prior to March 15, 2017, the Fund was managed by a different sub-advisor with different investment strategies and policies. The performance data below for periods prior to March 15, 2017 reflects a different investment strategy. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 11.65% (quarter ended December 31, 2014), and the lowest return for a quarter was (9.21)% (quarter ended September 30, 2015). The Fund’s Class A year-to-date return for the period ended September 30, 2019 was 14.17%.

Average Annual Total Returns
(for the periods ended December 31, 2018)

Class A	1 Year	5 Year	Since inception*
Return Before Taxes	(9.23)%	1.60%	1.60%
Return After Taxes on Distributions	(9.34)%	0.14%	0.14%
Return After Taxes on Distributions and Sale of Fund Shares	(5.46)%	0.61%	0.61%
Class C
Return Before Taxes	(4.43)%	1.97%	1.97%
Class I
Return Before Taxes	(3.42)%	N/A	1.84%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	8.49% (Class A and C shares) 7.85% (Class I shares)

* Class A and C shares commenced operations on December 31, 2013. Class I shares commenced operations on June 6, 2014.

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After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Exceed Advisory LLC, serves as the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Joseph Halpern, Chief Executive Officer and Portfolio Manager of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund. Mr. Halpern has served as the Fund’s Portfolio Manager since December 2016.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST/EXCEED DEFINED SHIELD FUND

Investment Objective: The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 113 and “Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers” and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 60 and Waiver of Up-Front Sales Charge on Class A Shares on page 61.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.77%	0.77%	0.77%
Interest/Dividend Expense	0.08%	0.08%	0.08%
Remaining Other Expenses	0.69%	0.69%	0.69%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.28%	3.03%	2.03%
Fee Waiver and Reimbursement [2]	(0.71)%	(0.71)%	(0.71)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement [2]	1.57%	2.32%	1.32%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.48%, 2.23% and 1.23% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2020. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example reflects the fee waiver and expense reimbursement for the duration of the waiver/reimbursement period only. The Example also assumes that your investment has a

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5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$726	$235	$134
3	$1,182	$870	$568
5	$1,664	$1,529	$1,028
10	$2,988	$3,296	$2,302

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 137% of the value of its portfolio.

Principal Investment Strategies:

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in put and call options on exchange traded funds (“ETFs”) that track the S&P 500 Index (“Index ETFs”), and in fixed income securities. The equity options component’s target allocation is between 5% and 10% while the fixed income component’s target allocation is between 90% and 95%. The equity options component is designed to provide a level of hedge on the downside and a level of participation on the upside to a certain cap. The fixed income component is designed to return a yield that is used to assist in purchasing the equity option component. The equity options strategy is intended to provide investment returns that are correlated with, but less volatile than, those of the S&P 500 Index (“Index”). Using a combination of put and call options on Index ETF’s, the Fund’s investment sub-advisor, Exceed Advisory LLC (the “Sub-Advisor”) executes the equity options strategy by seeking to provide an investment vehicle that limits losses to 12.5% when the Index declines in value, and to participate in increases in the Index up to approximately 15%. Although the option strategy includes a leverage component, the strategy also limits, or caps, the Fund’s participation in Index gains.

Equity Options Component

The equity options strategy consists of exchange traded equity options. Options selected for the equity component generally have a duration of approximately one year.

Put Options Sub-Component

Put options allow the purchaser, for a premium, to “put” a security to the seller of the option at a strike price. Put options are selected for the Fund to target participation in the Index if the Index decreases down to a maximum floor of 12.5% by selecting a short put whose strike price equals the current value of the Index and a long put whose strike price is below the current value of the Index. The Fund’s purchases and sales of put options result in “put spreads,” which are intended to allow the Fund to mitigate losses in the equity options component when the Index declines by more than 12.5% during the terms

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of the put spreads. The put spreads do not guard the Fund against S&P 500 losses in the equity options component of less than 12.5%, and only seeks to guard against such losses during the terms of the put spreads. All other losses in the equity options component will be borne by the Fund and shareholders. There is no guarantee that the put spreads will limit the losses in the equity options component to 12.5%. Put options do not protect against losses in the fixed income component of the Fund’s strategy.

Call Options Sub-Component

Call options allow the purchaser, for a premium, to “call” away a security from the seller of the option at a particular price, called the “strike price.” Normally, a buyer calls away a security at the strike price if the security’s market price is greater than the strike price. The call options are selected to target participation in the Index if the Index increases up to a maximum cap by selecting a long call whose strike price equals the current value of the Index and a short call whose strike price is above the current value of the Index. In this way, the Fund seeks to participate with the market up to the maximum cap. The Fund’s purchases and sales of call options result in “call spreads,” which are intended to allow the Fund to participate in increases in the Index up to approximately 15% during the terms of the call spreads.

The objective of the call options is to provide market participation up to the maximum cap while the objective of the put options is to provide a floor to negative performance and thereby limit exposure in a materially bearish environment. However, there is no guarantee that put and call options will limit the Fund's losses in the equity options component.

Fixed Income Component

The fixed income component of the Fund’s portfolio consists of domestic short to medium term (3 years or less), investment grade, fixed coupon, senior or subordinated corporate bonds, and government securities with a typical maturity of 3 years or less, or ETFs that invest primarily in such securities. The Fund typically invests primarily in corporate debt. Fixed income securities are selected by identifying the highest yielding securities among a peer group with similar credit quality and maturity while also ensuring portfolio diversification in terms of credit rating and industry.

Although the Fund’s strategy seeks to provide protection for large losses in the equity portion of the portfolio, an investor can still lose money on the fixed income portion such that the total loss in the portfolio as a whole could be more than the targeted 12.5%.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means it generally invests a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund.

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Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The price of a fixed income security tends to drop if the rating of the underlying issuer drops and the probability of the failure to pay principal and interest increases.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Equity Options Strategy Risk. Although the equity options strategy is intended to manage volatility, it may not protect against market declines, may limit the Fund’s participation in market gains (particularly during periods when market values are increasing or market volatility is high), may increase portfolio transaction costs which could result in losses or reduction in gains, may not be successful and is subject to the sub-adviser’s ability to correctly analyze and implement the Fund’s equity options strategy.

Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and

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interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fixed-Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Leverage Risk. Using leverage can magnify the Fund’s potential for gain or loss and; therefore, amplify the effects of market volatility on the Fund’s share price. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-Diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related

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economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s options strategy. This strategy involves the sale and purchase of call and put options. A seller (writer) of a call option will lose money if the underlying security on which the option was written increases in value to a level above the strike price of the sold option plus the premium received. Since there is no limit on how high a value of an entity can go, there is material risk in being short a call with no offsetting position. A seller (writer) of a put option will lose money if the underlying security on which the option was written decreases in value to a level below the strike price of the sold option less the premium received. The seller of a put option is limited to losing the difference between the strike price less premium received and $0 reflecting a full loss of all value for the underlying security. A seller of an option can be liquidated if the value of the underlying security advances enough in the case of a call option or declines enough in the case of a put option given there are no offsetting positions or enough capital to offset the unrealized losses. In a liquidation event, one should expect material realized losses.

A buyer of a call or put option risk the loss of the entire premium invested in the option. If the underlying security is not above the strike price at maturity of a call or not below the strike price at maturity of a put, the option will expire worthless.

Between maturity of an option and point of purchase or writing of an option, a number of market forces can significantly and adversely affect the value of said option inclusive of changes in volatility, interest rates, dividend rates and price of the underlying security.

Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk, and sub-strategy risk among other risks.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government

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Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Although Class A and Class C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A shares and Class C shares would be lower than Class I shares because Class A and Class C shares have different expenses than Class I shares. The performance table compares the performance of the Fund’s Class I, Class A and Class C shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. The Fund acquired all of the assets and liabilities of Exceed Defined Shield Index Fund, a series of Forum Funds, (the “Predecessor Fund”) in a tax-free reorganization on September 1, 2017 (the “Reorganization”). In connection with this Reorganization, shares of the Predecessor Fund’s Investor Shares and Institutional Shares were exchanged for Class A shares and Class I shares of the Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below for periods prior to September 1, 2017 reflects the historical performance of the Predecessor Fund shares. Neither Investor Class nor Institutional Class shares of the Predecessor Fund (reorganized into Class A and Class I shares of the Fund, respectively) charged a sales load and, therefore, the impact of a sales load is not reflected in the Predecessor Fund returns. Additionally, because the 1 Year Average Annual Total Returns assume investment in the Fund on December 31, 2016, which was prior to the Reorganization, the impact of a sales load is not reflected in the performance information provided. Updated performance information will be available at no cost by calling 1-866-447-4228.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 5.22% (quarter ended September 30, 2018), and the lowest return for a quarter was (11.45)% (quarter ended

34

December 31, 2018). The Fund’s Class I year-to-date return for the period ended September 30, 2019 was 14.58%.

Average Annual Total Returns
(for the periods ended December 31, 2018)

Class I	1 Year	Since inception (4/14/2015)
Return Before Taxes	(5.46)%	2.99%
Return After Taxes on Distributions	(8.91)%	0.30%
Return After Taxes on Distributions and Sale of Fund Shares	(3.17)%	1.17%
Class A
Return Before Taxes	(11.15)%	1.10%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	7.13%
Class C	1 Year	Since inception (9/5/2017)
Return Before Taxes	(6.31)%	(0.51)%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	3.50%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class I shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Exceed Advisory LLC, serves as the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Joseph Halpern, Portfolio Manager of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund. Mr. Halpern has served the Fund in this capacity since the Fund’s inception in 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-

35

deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST MULTI-STRATEGY FUND

Investment Objective: The Fund’s objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 113 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 60 and Waiver of Up-Front Sales Charge on Class A Shares on page 61.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	2.32%	2.32%	2.32%
Acquired Fund Fees and Expenses[1]	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	4.44%	5.19%	4.19%
Fee Waiver and/or Expense Reimbursement[2]	(2.05)%	(2.05)%	(2.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	2.39%	3.14%	2.14%

1 Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies. AFFE includes the advisory fees paid to Catalyst Capital Advisors, LLC (“Catalyst” or the “Advisor”) or other fees paid to its affiliates by the investment companies advised by Catalyst in which the Fund invests.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 2.27%, 3.02% and 2.02% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2020. This agreement may only be terminated by the Trust's Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of

37

those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2020, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$803	$317	$217
3	$1,667	$1,372	$1,086
5	$2,540	$2,424	$1,969
10	$4,766	$5,034	$4,240

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 0% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective (i) by entering into both long and short positions in futures contracts to implement a diversified managed futures program, (ii) by holding cash, cash equivalents, and investment grade short-term fixed income securities primarily as collateral to these derivative positions and (iii) by using monies in excess of collateral requirements to invest, either directly or indirectly through affiliated and non-affiliated mutual funds and exchange traded funds (“ETFs”), in fixed income securities.

When the Fund invests in futures, it will primarily invest in futures contracts of domestic and developed foreign countries’ futures markets and will invest across multiple sectors of financial and commodity futures contracts and time frames. A futures contract is a contractual agreement to buy or sell a particular commodity or financial instrument at a pre-determined price in the future. Examples of sectors in which the Fund may invest from time to time include stock indices, currencies, interest rates, metals, energy, livestock, soft commodities and grains. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below) that invests in the instruments. A long position is taken when the Fund purchases a futures contract. A short position is taken when the Fund sells a futures contract.

Fixed income securities include corporate bonds, including convertible bonds, government securities, asset backed securities, real estate investment trusts (“REITs”) (including mortgage REITs) and floating rate securities. The Fund may invest, indirectly through mutual funds and ETFs, in mortgage-backed securities (“MBS”) (including U.S. agency and non-agency residential MBS), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”) and in below-investment grade asset-backed securities, subprime mortgages and MBS. The Fund may invest in securities of any credit quality (including below investment grade bonds, i.e., “junk” bonds), effective maturity or

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average modified duration and may hold the securities of issuers located outside the US (including emerging markets).

Caddo Capital Management, LLC (the “Trading Advisor”) makes investment decisions for the futures component of the Fund’s portfolio based on the results of its investment program (the “Investment Program”). The Investment Program is an absolute return strategy intended to capitalize on rising as well as declining price movements throughout the global financial industry and commodity markets. The Investment Program utilizes a multi-system approach that participates in long, intermediate and short-term time frames. Trades are initiated based on models. The Trading Advisor employs multiple unique trading models, which are applied to the multiple investment sub-strategies. In addition, the Investment Program emphasizes risk management and adheres to the following guidelines: (i) all positions are structured with mathematical limitations that are intended to anticipate all market scenarios; (ii) diversify across several markets and systems; (iii) place buy/sell orders to mitigate losses on holdings which may be adjusted on a daily basis in all markets; (iv) maintain low margin to equity ratios; and (v) focus primarily on research aimed at reducing drawdowns and protecting capital.

Investments in Subsidiary – The Advisor executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in commodities and other futures contracts. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Catalyst Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds

39

for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

Asset-Backed and Mortgage-Backed Security Risk. When the Fund invests in asset-backed securities, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS”. Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government, and the market for non-agency MBS is smaller and may be less liquid that the market for government MBS.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class.

Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund. The price of a fixed income security tends to drop if the rating of the underlying issuer drops and the probability of the failure to pay principal and interest increases.

Derivatives Risk. Even a small investment in derivatives may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

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Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Extension Risk. Refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed-Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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Futures Contract Risk. The successful use of futures contracts draws upon the Trading Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Trading Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leverage Risk. Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Management Risk. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Trading Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Trading Advisor’s

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use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

 Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities may change over time. Subprime mortgages are riskier and potentially less liquid than other mortgage-backed securities.

Mortgage REITs Risk. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds, which is the risk that the borrower will not be able to make timely interest and principal payments on the loan to the mortgage REIT. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, the value of a mortgage REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a mortgage REIT’s investment in fixed rate obligations can be expected to decline.

Prepayment Risk. During periods of declining interest rates, prepayment of loans underlying fixed-income securities, including mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real

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estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Subprime mortgages are riskier and potentially less liquid than other mortgage-backed securities.

Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Metals Sector: The prices of precious metals and industrial metals operation companies are affected by the price of precious metals such as platinum, palladium and silver, as well as other metals prices and prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the prices of precious and industrial metals may be adversely affected.

Energy Sector: Investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other governmental regulations.

Agricultural Sector: Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact the Fund's investments. Soft commodities, grains and livestock production and trade flows are significantly affected by government policies and regulations

Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

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Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered "sub-prime", are more likely to default than those considered "prime" by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Tax Risk. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Underlying Fund Risk. Other investment companies including mutual funds and ETFs (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Advisor expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund.

U.S. Government Obligations Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government sponsored instrumentalities or enterprises.

Volatility Risk. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Wholly-Owned Subsidiary Risk. The Subsidiary will not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. Shareholders of the Fund will indirectly be subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

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Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Although Class A and C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and C shares would be lower than Class I shares because Class A and C shares have higher expenses than Class I shares. The performance table compares the performance of the Fund’s Class I, Class A and Class C shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. The Fund acquired all of the assets and liabilities of Auctos Global Diversified Fund, LLC (the “Predecessor Fund”) in a tax-free reorganization on or about August 14, 2015. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Updated performance information and daily NAV is available at no cost by calling 1-866-447-4228.

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 9.03% (quarter ended September 30, 2010), and the lowest return for a quarter was (4.41)% (quarter ended June 30, 2013). The Fund’s Class I year-to-date return for the period ended September 30, 2019 was 0.27%.

Average Annual Total Returns

(for the periods ended, December 31, 2018)

Class I	1 Year	5 Year*	10 year*
Return Before Taxes	(1.69)%	1.52%	2.41%
Return After Taxes on Distributions**	(1.69)%	1.46%**	2.38%**
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Return After Taxes on Distributions and Sale of Fund Shares**	(1.00)%	1.14%**	1.87%**
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	1.88%	0.63%	0.37%
Class A			Since inception (8/13/15)
Return Before Taxes	(7.51)%	N/A	(3.70)%
Class C
Return Before Taxes	(2.61)%	N/A	(2.72)%
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	1.88%	N/A	0.91%

* Includes the effect of performance fees paid by the investors of the predecessor fund and the effect of the Fund’s maximum sales load.

** After Tax Returns for Class I shares are for the period beginning August 15, 2015. As a result of the different tax treatment of the Predecessor Fund, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund did not have a distribution policy. It was an unregistered limited liability company, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. After tax returns shown are a blend of after tax returns from August 15, 2015 and return before taxes for preceding periods.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class I shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Trading Advisor: Caddo Capital Management, LLC is the Fund’s trading advisor (the “Trading Advisor”).

Portfolio Managers: Darren J. Kottle, Chief Investment Officer of the Trading Advisor, is responsible for the day to day management of the futures component of the Fund’s portfolio. Charles Ashley, Portfolio Manager of the Advisor, is primarily responsible for the day-to-day management of the cash, cash equivalents and fixed income portion of the Fund’s portfolio. Messrs. Kottle and Ashley have served the Fund as Portfolio Managers since January 2018 and April 2018, respectively.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-

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deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST HEDGED COMMODITY STRATEGY FUND

Investment Objective: The Fund’s objective is capital appreciation uncorrelated to global equity or commodity markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 113 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 60 and Waiver of Up-Front Sales Charge on Class A Shares on page 61.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.40%	0.40%	0.40%
Acquired Fund Fees and Expenses[1]	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	2.46%	3.21%	2.21%
Fee Waiver and Reimbursement [2]	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement[2]	2.33%	3.08%	2.08%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes; and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 2.27%, 3.02% and 2.02% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2020. This agreement may only be terminated by the Trust's Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2020, and then depicts the Fund’s total annual expenses thereafter.

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The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$798	$311	$211
3	$1,286	$977	$679
5	$1,799	$1,667	$1,173
10	$3,201	$3,504	$2,534

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 0% of the average value of its portfolio.

Principal Investment Strategies:

Under normal circumstances the Fund invests primarily in (i) call and put options on physical commodity futures contracts, (ii) cash and cash equivalents, including money market funds, and (iii) directly or indirectly, through other investment funds, in other liquid investments (investment grade short and mid-term fixed income securities, including U.S. government securities and corporate bonds). The Fund may take long or short positions in the options. Option positions will typically be held for under one year. The Fund’s investments in options on futures contracts will be across various commodity sectors including, but not limited to, agricultural products, energy and metals. The Fund may also periodically invest directly in such futures contracts.

The Fund seeks to achieve its investment objective by buying and selling options and option spreads on commodity futures and futures on equity indexes. The Fund’s strategy aims to achieve capital appreciation over the long-term. Option spreads are a type of option that derives its value from the difference between the prices of two or more assets. By trading options and options spreads, the Fund seeks to profit in three ways: (1) volatility trading – market prices of options are highly dependent on anticipated volatility of the underlying commodity futures. The Fund will purchase or sell options positions intended to hedge or profit from either an increase or a decrease in commodity volatility; (2) trend following – under certain conditions, the Fund may purchase or sell positions that will profit from an established price trend; and (3) premium collection - this technique yields profits as sold options’ value decline over time. The Fund makes a profit when sold options are repurchased at a reduced value, or when they expire worthless, allowing retention of the original sales proceeds. The Fund may also supplement returns with dividend income. The strategy is intended to produce returns that are not highly positively correlated with global equity or commodity market returns. The Fund’s sector allocations are based on option volatility pricing, seasonal dynamics and technical indicators.

The Advisor places a strong focus on risk management that is intended to provide consistency of returns and to mitigate the extent of losses. Positions are entered on an on-going basis across

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different option exercise prices and expiration months. Supported by options analysis software, the Advisor employs risk management procedures to adjust portfolio exposure as necessitated by changing market conditions in order to attempt to hedge the Fund’s portfolio.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of options and other portfolio investments may lead to higher taxes if Fund shares are held in a taxable account.

The Advisor executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in options on commodities futures contracts and short term treasuries. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

Exchange-traded options on broad-based commodities that trade on a national securities exchange registered with the SEC, or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission, generally qualify for treatment as “section 1256 contracts,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize primarily options that are “section 1256 contracts.”

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as

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changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Credit Risk. Issuers of debt securities and loans may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held may be lowered if an issuer's financial condition changes.

The Fund is subject to the credit risk of the lending platform with respect to the notes it will purchase from the lending platform to the extent that the lending platform is unable or unwilling to fulfill its contractual obligations with respect to such notes. In addition the Fund is subject to the credit risk of the issuers of notes issued in connection with peer-to-business loans to the extent that the issuer is unable or unwilling to fulfill their contractual obligations with respect to such notes. If the issuer were to become subject to a bankruptcy or similar proceeding, the recovery, if any, of amounts due to the Fund would be substantially delayed in time and may be substantially less in amount than the principal and interest due and to become due on the loan.

Debt Securities Risk. When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Derivatives Risk. Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures Contract Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c)

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losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

High Yield Risk. Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.

Leverage Risk. Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities and derivatives (including options) in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Tax Risk. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from

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its investments, including securities of Underlying Pools will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Wholly-Owned Subsidiary Risk. The Subsidiary will not be registered under the Investment Company Act of 1940, as amended (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. Shareholders of the Fund will indirectly be subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

The bar chart shown below provides an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad-based market index. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The table shows average annual total returns for Class A, Class C and Class I shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily NAV is available at no cost by calling 1-866-447-4228.

Annual Total Returns

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During the period shown in the bar chart, the highest return for a quarter was 7.92% (quarter ended June 30, 2016), and the lowest return for a quarter was (6.37)% (quarter ended December 31, 2016). The Fund’s Class A year-to-date return for the period ended September 30, 2019 was 2.27%.

Average Annual Total Returns

(for the periods ended, December 31, 2018)

Class A	1 Year	Since inception (9/30/2015)
Return Before Taxes	(5.58)%	2.10%
Return After Taxes on Distributions	(5.71)%	1.70%
Return After Taxes on Distributions and Sale of Fund Shares	(3.30)%	1.42%
Class C
Return Before Taxes	(0.55)%	3.21%
Class I
Return Before Taxes	0.45%	4.23%
Bloomberg Commodity Index (reflects no deduction for fees, expenses or taxes)	(11.25)%	(3.10)%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Portfolio Managers: Ed Walczak, Portfolio Manager of the Advisor, and Kimberly Rios, Portfolio Manager of the Advisor, serve as the Fund’s Portfolio Managers and are jointly and primarily responsible for the day to day management of the Fund’s portfolio. Mr. Walczak and Ms. Rios have served as Portfolio Managers of the Fund since the Fund commenced operations in 2015.

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Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST/MILLBURN HEDGE STRATEGY FUND

Investment Objective: The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund's prospectus entitled How to Buy Shares on page 113 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund's Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 60 and Waiver of Up-Front Sales Charge on Class A Shares on page 61.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[1]	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses[2]	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	2.27%	3.02%	2.02%

1) The expenses of the Fund’s wholly-owned subsidiary are consolidated with those of the Fund and are not presented as a separate expense.

2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$792	$305	$205
3	$1,244	$933	$634
5	$1,720	$1,587	$1,088
10	$3,030	$3,337	$2,348

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher

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transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 19% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in a portfolio comprised of (i) futures contracts, forward and spot contracts, and/or options on futures contracts on or related to the following sectors: currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities, (the “Futures Component”) and (ii) equity exchange traded funds (“ETFs”), common stocks (the “Equity Component”), intended to capitalize on the non-correlated, long term historical performance of the equities and managed futures asset classes The Fund will also hold a large portion of its assets in cash, money market mutual funds, U.S. Treasury Securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

Futures Component: The Futures Component of the Fund’s portfolio may hold long and short positions on futures contracts, forward contracts and options on futures contracts, and maintains cash and cash equivalents to be utilized as margin or collateral. The Fund will invest 30% to 70% of its assets in the Futures Component. The Futures Component of the Fund’s assets will be allocated among various asset classes including equity, fixed income, commodities and currencies. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below).

The Fund’s sub-advisor, Millburn Ridgefield Corporation (the “Sub-Advisor”), utilizes a set of proprietary trading systems, which were developed by the Sub-Advisor, to determine the Fund’s asset allocations. The trading systems generate buy or sell decisions in a particular market based on the analysis of technical market information (such as price, liquidity, and transaction costs) and/or non-price economic variables (such as economic statistics, interest rates, and supply/demand measures). The trading systems analyze these factors over a broad time spectrum that may range from several minutes to multiple years. The Sub-Advisor analyzes a number of additional factors in determining how the markets traded are allocated in the portfolio including, but not limited to: profitability of an asset class or market; liquidity of a particular market; professional judgement; desired diversification among markets and asset classes; transaction costs; exchange regulations and depth of market. Decisions whether to trade a particular market require the exercise of judgment. The decision not to trade certain markets for certain periods, or to reduce the size of a position in a particular market, may result at times in missing significant profit opportunities. The allocations are reviewed at least monthly, although changes may occur more or less frequently.

Equity Component. The Equity Component is intended to provide the Fund’s portfolio with long-term, strategic exposure to a number of U.S. and international liquid equity securities. The companies held by the Fund and the ETFs held by the Fund may be of any market capitalization, sector and geographic location (including emerging markets). The Fund will invest 30% to 70%

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of its assets in the Equity Component. The Fund’s Equity Component investments are taken on a relatively passive, long-only, “buy-and-hold” basis.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Investments in Subsidiary – The Adviser executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary invests the majority of its assets in commodities and other futures contracts.  The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Derivatives Risk. Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund's performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Emerging Market Risk.  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder

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rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Forwards Risk. Forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade,

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replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations

Futures Contract Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Leverage Risk. Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs

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may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  Because they are unhedged, the Fund’s written calls expose the Fund to potentially unlimited losses.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.

Tax Risk. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Underlying Fund Risk. Other investment companies including mutual funds and ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Wholly-Owned Subsidiary Risk. The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. Shareholders of the Fund will indirectly be subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. The Fund and the Subsidiary are “commodity

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pools” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception.   Although Class A and C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and C shares would be different from Class I shares because Class A and C shares have different expenses than Class I shares.   The performance table compares the performance of the Fund’s Class I. Class A and Class C shares over time to the performance of a broad-based market index, a hedge fund index and a treasury bill index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all of the assets and liabilities of Millburn Hedge Fund, L.P. (the “Predecessor Fund”) in a tax-free reorganization on December 28, 2015.  In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below includes the historical performance of the Predecessor Fund. Updated performance information and daily NAV is available at no cost by calling 1-866-447-4228.

During the period shown in the bar chart, the highest return for a quarter was 11.29% (quarter ended December 31, 2010), and the lowest return for a quarter was (9.56)% (quarter ended September 30, 2011). The Fund’s Class I year-to-date return for the period ended September 30, 2019 was 7.03%.

Average Annual Total Returns

(For periods ended December 31, 2018)

	1 Year	5 Year*	10 Year*
Class I
Return Before Taxes	(2.16)%	10.31%	8.03%
Return After Taxes on Distributions	(3.33)%	9.68%**	7.72%**
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Return After Taxes on Distributions and Sale of Fund Shares	(1.16)%	7.98%**	6.45%**
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	1.88%	0.63%	0.37%
Credit Suisse Managed Futures Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	(6.67)%	1.04%	0.01%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12%

Class A	1 Year	5 Year	Since Inception (12/28/15)
Return Before Taxes	(8.04)%	N/A	6.89%
Class C
Return Before Taxes	(3.17)%	N/A	8.20%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	1.88%	N/A	1.02% (Class A and C shares)
Credit Suisse Managed Futures Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	(6.67)%	N/A	(3.52)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	N/A	9.02%

* Includes the effect of performance fees paid by the investors of the predecessor limited liability partnership.

**After Tax Returns for Class I shares are for the period beginning December 29, 2015. As a result of the different tax treatment of the Predecessor Fund, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund did not have a distribution policy. It was an unregistered limited liability partnership, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. After tax returns shown are a blend of after tax returns from December 29, 2015 and return before taxes for preceding periods.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class I shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Millburn Ridgefield Corporation is the Fund's investment sub-advisor (“the Sub-Advisor”).

Portfolio Managers: Harvey Beker, Co-Chairman and a Director of the Sub-Advisor; George Crapple, Co-Chairman and a Director of the Sub-Advisor; Barry Goodman, Co-Chief Executive Officer and Executive Director of Trading of the Sub-Advisor; and Grant Smith, Co-Chief

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Executive Officer and Chief Investment Officer of the Sub-Advisor, are the Fund’s Portfolio Managers and are jointly and primarily responsible for the day to day management of the Fund's portfolio. They have served the Fund in this capacity since the Fund commenced operations in December 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund’s investment objective, shareholders will be given 60 days’ advance notice.

Fund	Investment Objective
Catalyst Systematic Alpha Fund	The Fund’s investment objective is long-term capital appreciation with low correlation to the U.S. equity market.
Catalyst Hedged Futures Strategy Fund	The Fund’s investment objective is capital appreciation and capital preservation in all market conditions, with low volatility and low correlation to the US equity market.
Catalyst/Exceed Defined Risk Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst/Exceed Defined Shield Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst Multi-Strategy Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst Hedged Commodity Strategy Fund	The Fund’s investment objective is capital appreciation uncorrelated to global equity or commodity markets.
Catalyst/Millburn Hedge Strategy Fund	The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed in the Summary Section for the Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that each Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-866-447-4228 or visit the Funds’ website at www.CatalystMF.com.

Catalyst Systematic Alpha Fund

Under normal circumstances, the Fund seeks to provide a total return that exceeds the Benchmark. The Fund will seek excess return, after the impact of fees and expenses, above the Benchmark through (i) active management of a fixed income portfolio (“Fixed Income Component”) and (ii) by investing in securities that provide exposure to the Benchmark (“Benchmark Component”). The Fund will generally seek exposure to the Benchmark by investing in non-exchange-traded total return swap contracts that generate returns that track the Benchmark returns through a wholly-owned subsidiary of the Fund organized under the laws of

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the Cayman Islands (the “Subsidiary”). BNP Paribas (“BNP”) is the index sponsor and index calculation agent.

Benchmark Component

The Advisor executes the Benchmark Component of the Fund’s strategy by investing in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Benchmark is an absolute return, multi-risk premia index that attempts to capture various sources of systematic risks embedded in the capital markets. Risk premia refers to sources of return for risks taken that are derived by accepting risks beyond those inherent in traditional broad market exposures, such as long-only broad-market equity and bond indexes, and are considered the building blocks of many non-linear and hedged investment strategies. Risk premia strategies utilize publicly traded instruments, tend to exhibit low correlation to equities and bonds as well as to one another, and have historically exhibited persistent positive returns over a variety of market environments and time horizons. The multi-risk premia strategy Benchmark seeks to generate absolute returns through risk-balanced exposure to carry, momentum and volatility risk premia across the equity, commodity, forex and fixed income markets and will synthetically invest in the components of the seven pre-existing BNP Paribas Risk Premia Indexes (“Underlying Indexes”), which consist of equity securities, securities with various interest rates, securities listed on foreign exchanges, currency forwards, and commodities. The Underlying Indexes are: BNP Paribas AIR US TR Index (implements a delta-hedged short option strategy to generate performance based on the spread between the implied volatility and realized volatility of the S&P 500 Index), BNP Paribas Dynamic Volatility Roll-Down US Index (provides variable, short exposure to futures contracts on the CBOE Volatility Index (the “VIX Index“) with the aim of benefiting from any mean-reversion of futures contracts on the VIX Index), BNP Paribas GALAXY G10 Excess Return USD Index (provides exposure to a strategy which replicates the systematic execution of “Carry Trades”, via one-month foreign currency forward transactions deemed held to expiry, from a set of currencies. The currencies comprised in the Currency Baskets are the “G10 Currencies”: EUR, GBP, AUD, NZD, USD, CAD, CHF, NOK, SEK and JPY), BNP Paribas AIR T-Note ER Index (intended to appreciate when the implied volatility of the 10-Year US Treasury Note futures contract is greater than its realized volatility and depreciate when realized volatility is greater than implied volatility), BNP Paribas DR Alpha ex-Agriculture and Livestock Index (provides exposure to the outperformance of a basket of commodity indices that implement a rules-based Enhanced Roll strategy  compared to a basket of commodity indices that implement a Standard Roll strategy), BNP Paribas Dynamic Pre-Roll Alpha ex-Agriculture and Livestock Target Volatility 3 Index (generate performance from the difference in carry costs (the so-called “Carry Risk Premium”) between commodity futures contracts of different maturities, and the anticipated premium from selling the spread in prices of commodity futures contracts during the period prior to the their expiration, referred to as the “Pre-Roll Risk Premium”), and BNP Paribas Multi-Asset Diversified vol 16 USD FX Hedged Future Index (provides exposure to a diverse range of asset classes including government bond futures and equity futures, as well as commodity futures, and geographic regions based on momentum investing principles).

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•       Carry Risk Premium: Captures the tendency for higher yielding assets to outperform lower yielding assets over time. Typical Carry Risk Premium strategies include being long high carry assets and short low carry assets.

•       Volatility Risk Premium: Captures the behavioral tendency of markets to over exaggerate the probability of near-term market corrections. Typical Volatility Premium strategies include being short an asset’s expected end-of-day price standard deviation (implied volatility) and being long an asset’s realized end-of-day price standard deviation (realized volatility) over a specified period of time.

•       Momentum Risk Premium: Captures the tendency for assets that have performed well in recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly. Typical Momentum Risk Premium strategies include being long historically high performing assets and being short historically low performing assets.

The Benchmark uses a rules-based, risk-budget model to dynamically allocate across the various Underlying Indexes and is constructed using a hypothetical portfolio comprised of the Underlying Indexes (the “Daily Portfolio”) based on each Underlying Index’s 20-day and 60-day Historical Volatility, Volatility Budget, current Daily Portfolio value. The Benchmark’s exposure to each Underlying Index is determined daily and will be greater than or equal to 0%, and subject to the following Maximum Component Weightings or caps:

Underlying Index	Maximum Component Weighting
BNP Paribas Dynamic Volatility Roll-Down US Index	15.38%
BNP Paribas AIR US TR Index	9.62%
BNP Paribas GALAXY G10 Excess Return USD Index	13.46%
BNP Paribas AIR T-Note ER Index	9.62%
BNP Paribas DR Alpha ex-Agriculture and Livestock Index	13.46%
BNP Paribas Dynamic Pre-Roll Alpha ex-Agriculture and Livestock Target Volatility 3 Index	13.46%
BNP Paribas Multi-Asset Diversified vol 16 USD FX Hedged Future Index	25.00%

The Benchmark will assign a higher weight to Underlying Indexes exhibiting near-term low volatility and a lower weight to Underlying Indexes exhibiting near-term high volatility in an attempt to maintain a balanced exposure to the risk embedded in each Carry, Momentum, and Volatility Risk Premia. The Benchmark may rebalance its exposure to the Underlying Indexes as frequently as daily to quickly adapt to various market conditions and risk levels.

Fixed Income Component

The Fixed Income Component of the portfolio invests directly and indirectly, through affiliated and unaffiliated funds, in fixed income securities. Fixed income securities include corporate

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bonds, government securities, asset backed securities, mortgage-backed securities (“MBS”) (including U.S. agency and non-agency residential MBS, commercial mortgage-backed securities (“CMBS”), and real estate investment trusts and floating rate securities. The Fund may invest in securities of any credit quality (including “junk” bonds), effective maturity or average modified duration and may hold the securities of issuers located outside the US (including emerging markets).

Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts and swaps subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940

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Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act.

Catalyst Hedged Futures Strategy Fund

Under normal circumstances, the Fund invests, directly or indirectly through affiliated and unaffiliated funds, primarily in (i) long and short call and put options on Standard & Poor’s 500 Index (“S&P”) futures contracts and (ii) in cash, cash equivalents (including money market funds), and other liquid investments (investment grade short and mid-term fixed income securities, including U.S. government securities and corporate bonds).

The Fund seeks to achieve its investment objective by buying and selling options and option spreads on stock index futures. By trading options and options spreads, the Fund seeks to profit in three ways: (1) volatility trading – market prices of options are highly dependent on anticipated volatility of the underlying stock indexes. The Fund may enter options positions intended to hedge or profit from either an increase or a decrease in stock index volatility; (2) trend following – under certain conditions, the Fund may enter options spreads that will profit from an established price trend. However, in general, the strategy does not depend on a prediction of equity market direction, and is intended to produce returns that are not correlated with equity market returns; and (3) premium collection - this technique yields profits as sold options’ value declines over time. Profit is captured when sold options are repurchased at a reduced value, or when they expire worthless, allowing retention of the original sales proceeds. The Fund may invest long or short in stock index futures as part of its hedging strategy. The Fund may also use stock index futures as part of an option closing transaction.

The Fund uses an extensive historical database of stock index price movement to assist in determining high probability exercise prices at which to enter option spreads. In addition, the Fund employs various technical analyses including studies of price, volume, momentum and sentiment to further optimize position entries. The Fund regularly evaluates market volatility and other technical behavior and adapts the strategy’s entry, adjustment, and position sizing criteria to current market conditions. The Fund places a strong focus on risk management intended to provide consistency of returns and to mitigate the extent of losses. Positions are entered on a continuous basis across different option exercise prices and expiration months. Supported by sophisticated options analysis software, the Fund employs strict risk management procedures to adjust portfolio exposure as necessitated by changing market conditions.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of options and other portfolio investments may lead to higher taxes if Fund shares are held in a taxable account.

Exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the SEC or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission generally qualify for treatment as “section 1256

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contracts,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize primarily options that are “section 1256 contracts.”

Catalyst/Exceed Defined Risk Fund

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in put and call options on exchange traded funds (“ETFs”) that track the S&P 500 Index (“Index ETFs”), and in fixed income securities. The equity options component’s target allocation is between 5% and 10% while the fixed income component’s target allocation is between 90% and 95%. The equity options component is designed to provide a level of hedge on the downside and a level of participation on the upside to a certain cap. The fixed income component is designed to return a yield that is used to assist in purchasing the equity option component. The equity options strategy is intended to provide returns that are correlated with, but less volatile than, those of the S&P 500 Index (the “Index”). Using a combination of put and call options on Index ETFs, the Fund’s investment sub-advisor, Exceed Advisory LLC (the “Sub-Advisor”) executes the equity options strategy by seeking to mitigate losses when the Index declines in value, and provide the returns of up to 150% of the Index when the Index increases in value. Although the option strategy includes a leverage component, the strategy also limits, or caps, the Fund’s participation in Index gains. The Fund seeks to diversify timing of option purchases and sales with the goal of further lowering the strategy’s volatility and the risk associated with having too much exposure to a single option strike level.

Equity Options Component

The equity options strategy consists of exchange traded equity options. Options selected for the equity component generally have a duration of approximately one year.

Put Options Sub-Component

The put options selected by the Sub-Advisor are intended to buffer the Fund from a loss in the equity options component of approximately 10% of the Index, based on the Index price at the time the position is entered. Buffering potential loss in the equity options component is accomplished by selling a put option that is at least 10% below the current Index price so that when the option expires, if the Index is down less than 10%, the put option will expire worthless and there will be no put-related loss to the Fund in the equity options component. However, if the Index is down more than 10% from the time the position is placed, the put will result in a corresponding loss in the equity options component in the amount above the initial 10% drop. The put options do not guard the Fund against Index losses of more than 10%, and only guard against losses during the terms of the put options. All other losses will be borne by the Fund and shareholders. Put options do not protect against losses in the fixed income component of the Fund’s strategy, and there is no guarantee that put options will limit losses in the equity options component.

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Put Options Generally

Put options allow the purchaser, for a premium, to “put” a security to the seller of the option at a strike price. Normally, a buyer puts a security to the option seller at the strike price when the security’s market price falls below the strike price.

Call Options Sub-Component

The Fund purchases and sells call options on Index ETFs. The call options are selected to target participation in the Index if the Index increases, but only up to a maximum cap of approximately 10%, by selecting a long call whose strike price equals the current value of the Index and a short call whose strike price is above the current value of the Index. This strategy is commonly known as a “bull call spread” strategy. The call options have a weighting of 1.5 relative to the put options. This strategy involves the purchase of call options at a specific strike price while also selling the same number of calls of the same asset and expiration date but at a higher strike price. The call spread allows the Fund to participate in increases in the Index above the purchase call strike price, up to a cap set by the price of the higher strike price call sold. The level of the cap will be affected by the timing of options purchases, sales or expirations, volatility and interest rates, among other factors.

Call Options Generally

Call options allow the purchaser, for a premium, to “call” away a security from the seller of the option at a particular price, called the “strike price.” Normally, a buyer calls away a security at the strike price if the market price is greater than the strike price.

The Sub-Advisor may further seek to optimize the mix of calls and puts by moving the buffer and cap levels higher when the market moves higher in order to potentially mitigate losses sooner and/or participate further in the upside of the market.

Fixed Income Component

The fixed income component of the Fund’s portfolio consists of domestic short to medium term (3 years or less), investment grade, fixed coupon, senior or subordinated corporate bonds, and government securities with a typical maturity of 3 years or less, or ETFs that invest primarily in such securities. The Fund typically invests primarily in corporate debt. Fixed income securities are selected by identifying the highest yielding securities among a peer group with similar credit quality and maturity while also ensuring portfolio diversification in terms of credit rating and industry. The Sub-Advisor may sell a fixed income security if a more attractive fixed income security becomes available.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

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Catalyst/Exceed Defined Shield Fund

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in put and call options on exchange traded funds (“ETFs”) that track the S&P 500 Index (“Index ETFs”), and in fixed income securities. The equity options component’s target allocation is between 5% and 10% while the fixed income component’s target allocation is between 90% and 95%. The equity options component is designed to provide a level of hedge on the downside and a level of participation on the upside to a certain cap. The fixed income component is designed to return a yield that is used to assist in purchasing the equity option component. The equity options strategy is intended to provide investment returns that are correlated with, but less volatile than, those of the S&P 500 Index (“Index”). Using a combination of put and call options on Index ETF’s, the Fund’s investment sub-advisor, Exceed Advisory LLC (the “Sub-Advisor”) executes the equity options strategy by seeking to provide an investment vehicle that limits losses to 12.5% when the Index declines in value, and to participate in increases in the Index up to approximately 15%. Although the option strategy includes a leverage component, the strategy also limits, or caps, the Fund’s participation in Index gains. The Fund seeks to diversify timing of option purchases and sales with the goal of further lowering the strategy’s volatility and the risk associated with having too much exposure to a single option strike level.

Equity Options Component

The equity options strategy consists of exchange traded equity options. Options selected for the equity component generally have a duration of approximately one year.

Put Options Sub-Component

Put options are selected for the Fund to target participation in the Index if the Index decreases down to a maximum floor of 12.5% by selecting a short put whose strike price equals the current value of the Index and a long put whose strike price is below the current value of the Index. The Fund’s purchases and sales of put options result in “put spreads,” which are intended to allow the Fund to mitigate losses in the equity options component when the Index declines by more than 12.5% during the terms of the put spreads. The put spreads do not guard the Fund against losses in the equity options component of less than 12.5%, and only seeks to guard against losses during the terms of the put spreads. All other losses will be borne by the Fund and shareholders. There is no guarantee that the put spreads will limit the losses in the equity options component to 12.5%. Put options do not protect against losses in the fixed income component of the Fund’s strategy.

Put Options Generally

Put options allow the purchaser, for a premium, to “put” a security to the seller of the option at a strike price. Normally, a buyer puts a security to the option seller at the strike price when the security’s market price falls below the strike price.

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Call Options Sub-Component

Call options allow the purchaser, for a premium, to “call” away a security from the seller of the option at a particular price, called the “strike price.” Normally, a buyer calls away a security at the strike price if the security’s market price is greater than the strike price. The call options are selected to target participation in the Index if the Index increases up to a maximum cap by selecting a long call whose strike price equals the current value of the Index and a short call whose strike price is above the current value of the Index. In this way, the Fund seeks to participate with the market up to the maximum cap. The Fund’s purchases and sales of call options result in “call spreads,” which are intended to allow the Fund to participate in increases in the index up to approximately 15% during the terms of the call spreads.

Call Options Generally

Call options allow the purchaser, for a premium, to “call” away a security from the seller of the option at a particular price, called the “strike price.” Normally, a buyer calls away a security at the strike price if the market price is greater than the strike price.

The objective of the call options is to provide market participation up to the maximum cap while the objective of the put options is to provide a floor to negative performance and thereby limit exposure in a materially bearish environment. However, there is no guarantee that put and call options will limit the Fund's losses in the equity options component.

Fixed Income Component

The fixed income component of the Fund’s portfolio consists of domestic short to medium term (3 years or less), investment grade, fixed coupon, senior or subordinated corporate bonds, and government securities with a typical maturity of 3 years or less, or ETFs that invest primarily in such securities. The Fund typically invests primarily in corporate debt. Fixed income securities are selected by identifying the highest yielding securities among a peer group with similar credit quality and maturity while also ensuring portfolio diversification in terms of credit rating and industry. The Sub-Advisor may sell a fixed income security if a more attractive fixed income security becomes available.

Although the Fund’s strategy seeks to provide protection for large losses in the equity portion of the portfolio, an investor can still lose money on the fixed income portion such that the total loss in the portfolio as a whole could be more than the targeted 12.5%.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means it generally invests a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund.

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Catalyst Multi-Strategy Fund

The Fund seeks to achieve its investment objective (i) by entering into both long and short positions in futures contracts to implement a diversified managed future program, (ii) by holding cash, cash equivalents, and investment grade short-term fixed income securities primarily as collateral to these derivative positions and (iii) by using monies in excess of collateral requirements to invest, either directly or indirectly through affiliated and non-affiliated mutual funds and ETFs, in fixed income securities.

When the Fund invests in futures, it will primarily invest in futures contracts of domestic and developed foreign countries’ futures markets and will invest across multiple sectors of financial and commodity futures contracts and time frames. A futures contract is a contractual agreement to buy or sell a particular commodity or financial instrument at a pre-determined price in the future. Examples of sectors in which the Fund may invest from time to time include stock indices, currencies, interest rates, metals, energy, livestock, soft commodities (such as cocoa, coffee, cotton and sugar) and grains. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below) that invests in the instruments. A long position is taken when the Fund purchases a futures contract. A short position is taken when the Fund sells a futures contract.

The Fund will also hold, directly or indirectly through investment in mutual funds and ETFs, a portion of its assets in cash, cash equivalents, and investment grade short-term fixed income securities, some or all of which will serve as margin or collateral for the Fund’s investments in futures contracts.

Fixed income securities include corporate bonds, including convertible bonds, government securities, asset backed securities, real estate investment trusts (including mortgage REITs) and floating rate securities. The Fund may invest, indirectly through mutual funds and ETFs, in MBS (including U.S. agency and non-agency residential MBS), CMBS, CLOs, CDOs and in below-investment grade asset-backed securities, subprime mortgages and MBS. The Fund may invest in securities of any credit quality (including below investment grade bonds, i.e., “junk” bonds), effective maturity or average modified duration and may hold the securities of issuers located outside the US (including emerging markets). Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The more sensitive a security is to changes in interest rates, the higher its volatility risk. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in a 5% decline in share price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in a 10% decline in share price.

The Trading Advisor makes investment decisions for the futures component of the Fund’s portfolio based on its Investment Program. The Investment Program is an absolute return strategy intended to capitalize on rising as well as declining price movements throughout the global financial industry and commodity markets. The Investment Program utilizes a multi-system approach that participates in long, intermediate and short-term time frames. Trades are initiated based on models. The Trading Advisor employs multiple unique trading models, which

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are applied to the multiple investment sub-strategies, namely, relative value, trend following, pattern recognition, machine learning (i.e., mathematical models that have the capability to adjust based on information received) and calendar spread strategies. In addition, the Investment Program emphasizes risk management and adheres to the following guidelines: (i) all positions are structured with mathematical limitations that are intended to anticipate all market scenarios; (ii) diversify across several markets and systems; (iii) place buy/sell orders to mitigate losses on holdings which may be adjusted on a daily basis in all markets; (iv) maintain low margin to equity ratios; and (v) focus primarily on research aimed at reducing drawdowns and protecting capital.

Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Sub chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions

76

of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act. The Advisor and Trading Advisor to the Fund are adviser and trading advisor to the Subsidiary.

Catalyst Hedged Commodity Strategy Fund

Under normal circumstances the Fund invests primarily in (i) call and put options on physical commodity futures contracts, (ii) cash and cash equivalents, including money market funds, and (iii) directly or indirectly, through other investment funds, in other liquid investments (investment grade short and mid-term fixed income securities, including U.S. government securities and corporate bonds). The Fund may take long or short positions in the options. Option positions will typically be held for under one year. The Fund’s investments in options on futures contracts will be across various commodity sectors including, but not limited to, agricultural products, energy and metals.

The Fund seeks to achieve its investment objective by buying and selling options and option spreads on commodity futures and futures on equity indexes. The Fund’s strategy aims to achieve capital appreciation over the long-term. Option spreads are a type of option that derives its value from the difference between the prices of two or more assets. By trading options and options spreads, the Fund seeks to profit in three ways: (1) volatility trading – market prices of options are highly dependent on anticipated volatility of the underlying commodity futures. The Fund will purchase or sell options positions intended to hedge or profit from either an increase or a decrease in commodity volatility; (2) trend following – under certain conditions, the Fund may purchase or sell positions that will profit from an established price trend; and (3) premium collection - this technique yields profits as sold options’ value decline over time. The Fund makes a profit when sold options are repurchased at a reduced value, or when they expire worthless, allowing retention of the original sales proceeds. The Fund may also supplement returns with dividend income. The strategy is intended to produce returns that are not highly positively correlated with global equity or commodity market returns. The Fund’s sector allocations are based on option volatility pricing, seasonal dynamics and technical indicators.

The Fund places a strong focus on risk management that is intended to provide consistency of returns and to mitigate the extent of losses. Positions are entered on an on-going basis across different option exercise prices and expiration months. Supported by options analysis software, the Advisor employs risk management procedures to adjust portfolio exposure as necessitated by changing market conditions in order to attempt to hedge the Fund’s portfolio.

The Advisor executes a portion of the Fund’s strategy by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests the majority of its assets in options on commodities futures contracts and short term treasuries. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

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Exchange-traded options on broad-based commodities that trade on a national securities exchange registered with the SEC, or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission, generally qualify for treatment as “section 1256 contracts,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize primarily options that are “section 1256 contracts.”

Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in options on commodities futures contracts and short term treasuries. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate

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basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act.

Catalyst/Millburn Hedge Strategy Fund

The Fund seeks to achieve its investment objective by investing in a portfolio comprised of (i) futures contracts, forward and spot contracts, and/or options on futures contracts on or related to the following sectors: currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities (the “Futures Component”) and (ii) equity exchange traded funds (“ETFs”), common stocks (the “Equity Component”), intended to capitalize on the non-correlated, long term historical performance of the equities and managed futures asset classes The Fund will also hold a large portion of its assets in cash, money market mutual funds, U.S. Treasury Securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

Futures Component: The Futures Component of the Fund’s portfolio may hold long and short positions on futures contracts, forward contracts and options on futures contracts and maintains cash and cash equivalents to be utilized as margin or collateral. The Fund will invest 30% to 70% of its assets in the Futures Component. The Futures Component of the Fund’s assets will be allocated among various asset classes including equity, fixed income, commodities and currencies. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary, as described below.

The Sub-Advisor”), utilizes a set of proprietary trading systems, which were developed by the Sub-Advisor, to determine the Fund’s asset allocations. The trading systems generate buy or sell decisions in a particular market based on the analysis of technical market information (such as price, liquidity, and transaction costs) and/or non-price economic variables (such as economic statistics, interest rates, and supply/demand measures). The trading systems analyze these factors over a broad time spectrum which may range from several minutes to multiple years. The Sub-Advisor analyzes a number of additional factors in determining how the markets traded are allocated in the portfolio including, but not limited to: profitability of an asset class or market; liquidity of a particular market; professional judgement; desired diversification among markets and asset classes; transaction costs; exchange regulations and depth of market. Decisions whether to trade a particular market require the exercise of judgment. The decision not to trade certain markets for certain periods, or to reduce the size of a position in a particular market, may result at times in missing significant profit opportunities. The allocations are reviewed at least monthly, although changes may occur more or less frequently. In addition, the Sub-Advisor is engaged in an ongoing research effort to improve its trading methods and to apply its quantitative analytic expertise to new financial products.

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Equity Component: The Equity Component is intended to provide the Fund’s portfolio with long-term, strategic exposure to a number of U.S. and international liquid equity securities. The companies held by the Fund and the ETFs held by the Fund may be of any market capitalization, sector and geographic location (including emerging markets). The Fund will invest 30% to 70% of its assets in the Equity Component. The Fund’s Equity Component investments are taken on a relatively passive, long-only, “buy-and-hold” basis.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. Such dividend distributions are "qualifying income" pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of

80

the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be investment adviser to the Fund under the 1940 Act.

Temporary Defensive Positions

From time to time, each Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Funds may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Manager-of-Managers Order

The Trust and the Advisor obtained an exemptive order (the “Order”) from the SEC that permits the Advisor, with the Trust’s Board of Trustees’ (the “Board” or “Trustees”) approval, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders.

NON-PRINCIPAL INVESTMENT STRATEGY

In addition to the principal investment strategies discussed above, the Funds may invest in other investment companies, including affiliated funds advised by the Advisor.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program.

The table below identifies each Fund’s principal risks and non-principal risks.

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Key:

Principal Risk: ●

Non-Principal Risk: ○

Not Applicable: n/a

	Hedged Futures	Exceed Defined Risk	Exceed Defined Shield	Systematic Alpha	Multi-Strategy	Hedged Commodity Strategy	Milburn Hedge Strategy
Actively Managed Funds Risk	○	○	○	●	○	○	○
Acquired Funds Risk	●	○	○	●	●	●	○
ADR Currency Risk	○	○	○	○	○	○	○
ADRs Risk	○	○	○	○	○	○	○
Affiliated Investment Company Risk	○	○	○	●	●	○	○
Agricultural Sector Risk	○	○	○	○	●	○	○
Allocation Risk	○	○	○	○	○	○	○
Asset Backed Security Risk				○	○
Asset-Backed and Mortgage Backed Security Risk	○	○	○	●	●	○	○
Bank Loans Risk	○	○	○	○	○	○	○
Basic Materials Industry Risk	○	○	○	○	n/a	○	○
Business Development Companies (“BDC”) Risk	○	○	○	○	○	○	○
Call Options Risk	○	○	○	○	○	○	○
Capacity Risk	○	○	○	○	○	○	○
Cash or Cash Equivalents Risk	○	○	○	○	●	●	●
CDOs and CLOs Risk	○	○	○	○	●	○	○
Changing Fixed Income Market Conditions Risk	○	○	○	○	○	○	○
Collateralized Bond Obligation Risk	○	○	○	○	○	○	○
Commodity Risk	○	○	○	●	●	●	●
Concentration Risk	○	○	○	○	○	○	○
Conflict of Interest – Advisors/Sub-Advisors Risk	○	○	○	○	○	○	○
Conflict of Interest – Portfolio Manager Risk	○	○	○	○	○	○	○
Convertible Bond Risk	○	○	○	○	●	○	○
Convertible Securities Risk	○	○	○	○	○	○	○
Counterparty Risk	○	●	●	●	○	○	●
Credit Default Swap Risk	○	○	○	○	○	○	○
Credit Risk	○	●	●	●	●	●	○
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Credit Risk (for Floating Rate Loans)	○	○	○	○	○	○	○
Currency Risk	○	○	○	●	○	○	○
Debt Securities Risk	○	○	○	○	○	●	○
Derivatives Risk	○	●	●	●	●	●	●
Distribution Policy Risk	○	○	○	○	○	○	○
Dividend Yield Risk	○	○	○	○	○	○	○
Duration Risk	○	○	○	○	○	○	○
Emerging Market Risk	○	○	○	●	●	○	○
Energy Sector Risk	○	○	○	○	●	○	○
Equity Options Strategy Risk	○	●	●	○	○	○	○
Equity Security Risk	○	●	●	○	○	○	●
ETFs Risk	○	●	●	○	●	○	●
Exchange Traded Notes Risk	○	○	○	○	○	○	○
Extension Risk	○	○	○	○	●	○	○
Fixed Income Risk	●	●	●	●	●	●	●
Foreign Currency Risk	○	○	○	○	●	○	●
Foreign Exchanges Risk	○	○	○	○	●	○	○
Foreign Investment Risk	○	○	○	○	●	○	○
Foreign Securities Risk	○	○	○	●	○	○	○
Forwards Risk	○	○	○	○	○	○	●
Futures Contract Risk	○	○	○	○	●	●	●
Futures Risk	●	○	○	○	○	○	○
Geographic Concentration Risk	○	○	○	○	○	○	○
Growth Stock Risk	○	○	○	○	○	○	○
Hedging Risk	●			●	○	○	○
High Yield Risk	○	○	○	○	○	●	●
Index Risk	●	○	○	○	○	○	○
Industry Concentration Risk	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Inflation-Indexed Bond Risk	○	○	○	○	○	○	○
Inflation Protected Securities Risk	○	○	○	○	○	○	○
Interest Rate Risk	○	●	●	●	●	○	●
Interest Rate Risk (for Floating Rate Loans)	○	○	○	○	○	○	○
Inverse ETF Risk	○	○	○	○	○	○	○
Issuer Specific Risk	○	○	○	○	○	○	○
Junk Bond Risk	○	○	○	●	●	○	○
Large Capitalization Stock Risk	○	○	○	○	○	○	○
Leverage Risk	○	●	●	●	●	●	●
Leverage ETF Risk	○	○	○	○	○	○	○
Liquidity Risk	●	●	●	○	○	●	●
Litigation Risk	○	○	○	○	○	○	○
Loan Risk	○	○	○	○	○	○	○
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Machinery and Electrical Equipment Industry Risk	○	○	○	○	n/a	○	○
Management Risk	●	●	●	●	●	●	●
Market Risk	●	●	●	●	●	●	●
Market Volatility-Linked ETFs Risk	○	○	○	○	○	○	○
MBS and CMO Risk	○	○	○	○	○	○	○
Medium (Mid) Capitalization Stock Risk	○	○	○	○	○	○	○
Metals Sector Risk	○	○	○	○	●	○	○
Micro Capitalization Risk	○	○	○	○	○	○	○
MLP and MLP-Related Securities Risk	○	○	○	○	○	○	○
Model and Data Risk	○	○	○	●	●	○	●
Mortgage Backed Security Risk	○	○	○	○	●	○	○
Mortgage REITs Risk	○	○	○	○	●	○	○
Municipal Bond Risk	○	○	○	○	○	○	○
New Trading Advisor Risk	○	○	○	○	●	○	○
Non-diversification Risk	n/a	n/a	●	n/a	n/a	n/a	n/a
Options Market Risk	○	●	●	○	○	○
Options Risk	●	●	●	●		●	●
OTC Trading Risk	○	○	○	○	○	○
Passive Investment Risk	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Preferred Stock Risk	○	○	○	○	○	○	○
Prepayment Risk	○	○	○	●	●	○	○
Real Estate and REIT Risk	○	○	○	●	●	○	○
Regulatory Risk	●	○	○	○	○	●	●
Repurchase and Reverse Repurchase Agreement Risk	○	○	○	○	○	○	○
Restricted Securities Risk	○	○	○	○	○	○	○
Risk Management Risk	○	○	○	○	○	○	○
Sampling Risk	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Sector Concentration Risk	○	○	○	○	●	○	○
Security Risk	○	○	○	●	○	○	○
Segregation Risk	○	○	○	○	○	○	○
Short Position Risk	○	○	○	○	●	○	●
Short Selling Risk	○	○	○	○	○	○	○
Small Capitalization Stock Risk	○	○	○	●	○	○	○
Sovereign Debt Risk	○	○	○	○	●	○	○
Structured Note Risk	○	○	○	○	○	○	○
Sub-Prime Mortgage Risk	○	○	○	○	●	○	○
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Swaps Risk	○	○	○	●	○	○	○
Tax Risk	○	○	○	●	●	●	●
Technology Sector Risk	○	○	○	○	n/a	○	○
Tracking Error Risk	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Tracking Risk of ETFs	○	○	○	○	○	○	○
Turnover Risk	●	●	●	●	○	●
Underlying Fund Risk	○	○	○	●	●	○	●
U.S. Agency Security Risk	●	●	●	○	○	●	○
U.S. Government Obligations Risk	○	○	○	○	●	○	○
Volatility Risk	○	○	○	○	●	○	○
Wholly-Owned Subsidiary Risk	○	○	○	●	●	●	●

Actively Managed Fund Risk. Each Fund is actively managed and does not seek to replicate the performance of the Benchmark. As a result, a Fund’s performance will vary intentionally and perhaps significantly from that of the Benchmark.

Acquired Fund Risk. Because the Funds may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the acquired funds. By investing in acquired funds, you will bear not only your proportionate share of a Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the acquired funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in a Fund rather than directly in the acquired funds.

ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the adviser or sub-adviser (as applicable) may not be able to liquidate the Fund’s holding at the most optimal time, adversely affecting performance.

Each acquired fund is subject to specific risks, depending on the nature of its investment strategy. Acquired funds that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives.

ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically

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reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Affiliated Investment Company Risk. The Funds may invest in affiliated underlying funds (the “Catalyst Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating a Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. In addition, the Advisor may have an incentive to allocate a Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

Agricultural Sector Risk. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact the Fund's investments. Soft commodities, grains and livestock production and trade flows are significantly affected by government policies and regulations.

Allocation Risk. The risk that if a Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

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Asset-Backed Security Risk. When a Fund invests in asset-backed securities, including mortgage-backed securities and CMOs, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Asset-Backed and Mortgage-Backed Security Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of a Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Fund’s Advisor or Sub-Advisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities. The liquidity of these assets may decrease over time. The market for Non-agency MBS may be smaller and less liquid than the market for government MBS.

Bank Loans Risk. The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Basic Materials Industry Risk. To the extent that a Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

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Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by a Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Call Options Risk.  There are risks associated with the sale and purchase of call options.  As the seller (writer) of a covered call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  A Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, a Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

Capacity Risk. The markets and securities in which a Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

Cash or Cash Equivalents Risk. At any time, a Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market

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value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Changing Fixed Income Market Conditions Risk. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market. Any future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Commodity Risk. A Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Concentration Risk. A Fund may focus its investments in securities to a particular sector or type of securities to the extent the Index is similarly concentrated. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause a Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Conflict of Interest - Advisors/Sub-Advisors Risk. The Advisor, Sub-Advisors and other individuals associated with the Advisor and Sub-Advisors may have compensation and/or other arrangements that may be in conflict to the interests of a Fund.

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Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

With respect to securities transactions for the Funds, the Advisor or Sub-Advisors determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares

The Advisor and each Sub-Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, the Funds will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Funds. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having

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experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

Convertible Securities Risk. Convertible securities, such as convertible preferred stocks, subject the Funds to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Counterparty Risk. The Funds may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with the Funds may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Default Swap Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The price of a fixed income security tends to drop if the rating of the underlying issuer drops and the probability of the failure to pay principal and interest increases.  The Fund may invest in high-yield, high-risk securities commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Credit Risk (for Floating Rate Loans). Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. The value of a Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of a Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by a Fund, the Fund will experience a reduction in its income and a decline in the market

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value of such investment. This will likely reduce the amount of dividends paid by a Fund and likely lead to a decline in the net asset value of the Fund’s shares.

A Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

The floating rate debt in which a Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Sub-Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds

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from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. The Fund may also take short positions, through derivatives, if the Advisor believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Debt Securities Risk. When a Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing a Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Derivatives Risk. A Fund may use derivatives to enhance returns or hedge against market declines. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the Underlying Pools will be “notionally funded” - that is their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk: Although it is anticipated that the derivatives traded by a Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly

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requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

Counterparty Risk: A Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Distribution Policy Risk. The Funds’ distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of a Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can

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be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Energy Sector Risk. Investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other governmental regulations.

Equity Options Strategy Risk. Although the equity options strategy is intended to manage volatility, it may not protect against market declines, may limit a Fund’s participation in market gains (particularly during periods when market values are increasing or market volatility is high), may increase portfolio transaction costs which could result in losses or reduction in gains, may not be successful and is subject to the sub-advisor’s ability to correctly analyze and implement the Fund’s equity options strategy.Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Exchange Traded Notes Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Extension Risk. Refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Depository receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute

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shareholder communications or pass through any voting rights with respect to the deposited securities.

Forwards Risk. Foreign currency forward contract are a type of derivative contract whereby the Fund may agree to buy or sell a country's or region's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund's investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Futures Contract Risk. A Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures contracts can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures contracts do not pay dividends unlike the stocks upon which they are based.

Futures Risk. The Fund’s use of stock index futures as a substitute for stocks or to enhance returns involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with

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the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Geographic Concentration Risk. A Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund's net asset value may be more volatile than a more geographically diversified fund.

Growth Stock Risk. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

High Yield Risk. Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Industry Concentration Risk. A Fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond

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repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by a Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity.

Interest Rate Risk (for Floating Rate Loans). Changes in short-term market interest rates will directly affect the yield on the shares of a Fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in a Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. With respect to a Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates. A Fund may have exposure to LIBOR-linked investments and anticipates that LIBOR will be phased out by the end of 2021. While some

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instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies and potential for short-term and long-term market instability. Because of the uncertainty regarding the nature of any replacement rate, a Fund cannot reasonably estimate the impact of the anticipated transition away from LIBOR at this time. If the LIBOR replacement rate is lower than market expectations, there could be an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons.

Inverse ETF Risk. Investing in inverse ETFs may result in increased volatility due to the funds’ possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each underlying pool will be dependent on the success of the strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

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Leveraged ETF Risk. Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Liquidity Risk. Liquidity risk exists when particular investments of a Fund would be difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Litigation Risk. A Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or Sub-Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject the Funds to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, other securities or derivatives in which a Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

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Market Risk. Overall stock and bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Stocks and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures. An ETF’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the ETF to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s or Sub-Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

MBS and CMO Risk. MBS and CMOs are subject to credit risk because underlying loan borrowers may default. MBS and CMO default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Advisor's and/or Sub-Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. Additionally, MBS and CMOs are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or lower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMOs may be less susceptible to this risk because payment priorities within the CMO may have the effect of a prepayment lock out period.

Medium (Mid) Capitalization Stock Risk. To the extent a Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Metals Sector Risk. The prices of precious metals and industrial metals operation companies are affected by the price of precious metals such as platinum, palladium and silver, as well as other metals prices and prevailing market conditions. These prices may be volatile, fluctuating

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substantially over short periods of time. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the prices of precious and industrial metals may be adversely affected.

Micro Capitalization Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause a Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Advisor and/or Sub-Advisor to sell at times and at prices that the Advisor and/or Sub-Advisor believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

○ MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

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Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

 Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities may change over time. Subprime mortgages are riskier and potentially less liquid than mortgage-backed securities.

Mortgage REITs Risk. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds, which is the risk that the borrower will not be able to make timely interest and principal payments on the loan to the mortgage REIT. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, the value of a mortgage REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a mortgage REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A mortgage REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a mortgage REIT’s

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investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a mortgage REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy, reductions in the availability of financing or deterioration in the conditions of the mortgage REIT’s mortgage-related assets.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, a Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of the Fund may therefore, be more dependent on the analytical abilities of the Sub-Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

New Trading Advisor Risk. The Trading Advisor has limited experience managing a futures component of a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the Trading Advisor’s management of other types of

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individual and institutional accounts. As a result, investors do not have a long-term track record of managing a futures component of a mutual fund from which to judge the Trading Advisor and the Trading Advisor may not achieve the intended result in managing the futures component of the Fund.

Non-diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, a Fund risks losing the entire premium invested in the option if a Fund does not exercise the option. As a seller (writer) of a put option, a Fund will lose money if the value of the security or futures falls below the strike price. As a seller (writer) of a call option, a Fund will lose money if the value of the security or futures rises above the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which a Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Passive Investment Risk. If a Fund is not actively managed it may be affected by a general decline in market segments related to the index. A Fund may invest in securities included in, or representative of securities included in, the index, regardless of their investment merits. An Index Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund, unless such defensive positions are also taken by the index.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

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Prepayment Risk. During periods of declining interest rates, prepayment of loans underlying fixed income securities, including mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate.

Real Estate and REIT Risk. A Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Subprime mortgages are riskier and potentially less liquid than other mortgage-backed securities.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Repurchase and Reverse Repurchase Agreements Risk. A Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of are purchase agreement, a Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

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Risk Management Risk. The measures that the Advisor, Sub-Advisors or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and a Fund may experience losses significantly greater than expected.

Sampling Risk. An index Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the index. To the extent the assets in the Fund are smaller, these risks will be greater.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Security Risk. The value of a Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of a Fund will fluctuate based on changes in the value of the securities in which the Fund invests. A Fund may invest in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Segregation Risk. In order to secure its obligations to cover its short positions on options, a Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause a Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause a Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Position Risk. A Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. A Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is potentially large. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

Short Selling Risk. If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have

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substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Small Capitalization Stock Risk. To the extent a Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. A Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market.  These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices.  The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer's credit quality rating, and economic, legal, political, or events that affect the industry.  In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.  Structured notes may also be subject to counterparty risk.  A Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered "sub-prime" are more likely to default than those considered "prime" by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce a Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease a Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Swap Risk. A Fund may use swaps to enhance returns and manage risk. A Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced

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by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Tax Risk. By investing in commodities indirectly through the Subsidiary, a Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Each subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in the Underlying Pools will be passed through to a Fund as ordinary income and reflected on shareholder’s tax Forms 1099 as such.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the index does not.

Tracking Risk of ETFs. The ETFs in which a Fund may invest will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund may invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

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Turnover Risk. The Funds may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes a Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in a Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in a Fund. Additional risks of investing in ETFs and mutual funds are described below:

Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Since closed-end funds trade on exchanges, a Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

ETF Tracking Risk: Investment in a Fund should be made with the understanding that the passive ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices.

Inverse Correlation Risk: Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the adviser correctly predict short term market movements. If the Fund invests in an inverse fund and markets rise, a Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

Management Risk: When a Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

Mutual Fund Risk: Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject management risk because the adviser

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to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with a Fund’s investment objective.

Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

U.S. Agency Securities Risk. A Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. A Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Volatility Risk. A Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Wholly-Owned Subsidiary Risk. Each Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. A Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, a Fund wholly owns and controls the Subsidiary. Shareholders of a Fund will indirectly be subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. The investments of a Fund and Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of a Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of a Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, the Advisor, in managing the Subsidiary’s portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. A Fund and the Subsidiary are “commodity pools”

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under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to a Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the securities in the Funds’ portfolios is found in the Statement of Additional Information (“SAI”).

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate its net asset value (“NAV”); impediments to trading; the inability of the Funds, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day,

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Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its NAV per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (ET) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

the name of the Fund and share class

the dollar amount of shares to be purchased

a completed purchase application or investment stub

check payable to the applicable Fund

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Multiple Classes

Each Fund offers Class A, Class C and Class I shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in a Fund. Not all share classes may be available in all states.

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Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are subject to a 12b-1 fee of 0.25% which is lower than the 12b-1 fee of 1.00% for the Class C shares. Please see Appendix A for more information.

The up-front Class A sales charge and the commissions paid to dealers for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above (1)	0.00%	0.00%	0.00%(2)

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase. For Class A shares purchased prior to November 1, 2014, the CDSC may be assessed on shares redeemed within 18 months of purchase. As explained below, the CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Some intermediaries may waive the CDSC under certain circumstances. Please refer to Appendix A for more information. Certain intermediaries may provide different CDSC waivers or discounts which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Sales Charge Reductions and Waivers”.

(2) The Advisor may pay a commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more in accordance with the following schedule: 1.00% of Class A shares purchases of $1,000,000 to $4,999,999; 0.50% of Class A shares purchases of $5,000,000 to $9,999,999; and 0.25% of Class A shares purchases of $10,000,000 and over.

For each Fund, if you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.

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How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Catalyst Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Catalyst Funds’ investments held by the members of your immediately family, including the value of Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we

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will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Funds may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Advisor or its affiliates and certain employee benefit plans for employees of the Advisor; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases.

For more information regarding which intermediaries may have agreements with the Fund or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

Additional information is available by calling 866-447-4228. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Funds at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time. Information about Class A sales charges and breakpoints is available on the Funds’ website at www.CatalystMF.com.

Certain intermediaries may provide for different sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers”.

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00% of the Fund’s average daily net assets. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.Class I Shares

Sales of Class I shares are not subject to a front-end sales charge or an annual 12b-1 fee. Availability of Class I shares is subject to agreement between the distributor and financial intermediary. Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Distribution Plans

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Each Fund has adopted distribution and service plans under Rule 12b-1 of the 1940 Act that allows each Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares. Under the Funds’ Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses. Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares. Under the Funds’ Plan related to the Class C Shares, each Fund may pay an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in a Fund for the first time, please call toll-free 1-866-447-4228 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Funds’ transfer agent, send the completed Shareholder Account Application and a check payable to the appropriate Fund to the following address:

Catalyst Funds
c/o Gemini Fund Services, LLC
17645 Wright Street, Suite 200
Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third-party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or a Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment

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in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 1-866-447-4228 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in each share class of a Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in a Fund is $50. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Funds may alter, modify or terminate this plan at any time. To begin participating in this plan, please

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complete the Automatic Investment Plan Section found on the application or contact the Funds at 1-866-447-4228.

Additional Investments

The minimum subsequent investment in the Funds is $50. You may purchase additional shares of a Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 1-866-447-4228 or by writing to the Fund at:

Catalyst Funds
c/o Gemini Fund Services, LLC
17645 Wright Street, Suite 200
Omaha NE 68130

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. A Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus

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accounts” include multiple shareholders. Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Funds’ transfer agent or by a brokerage firm or other financial institution that sells Fund shares, authorized to accept redemption orders on the Fund’s behalf, before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV.

The Funds typically expect that it will take up to seven calendar days following the receipt of your redemption request by any method to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Shares of the Funds may be redeemed by mail or telephone. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good form, should be addressed to:

Catalyst Funds
c/o Gemini Fund Services, LLC
17645 Wright Street, Suite 200
Omaha NE 68130

“Good form” means your request for redemption must:

Include the Fund name and account number;

Include the account name(s) and address;

State the dollar amount or number of shares you wish to redeem; and

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Funds may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but

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not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-866-447-4228 if you have questions. At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 1-866-447-4228. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Redemptions in Kind: A Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of a Fund’s assets. The securities will be chosen by a Fund and valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board has determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption, please call the transfer agent at 1-866-447-4228. Redemptions specifying a certain date or share price cannot be accepted and will be returned. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment dates.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to

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involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchange Privilege

You may exchange shares of a particular class of a Fund only for shares of the same class of another Fund. For example, you can exchange Class A shares of the Multi-Strategy Fund for Class A shares of the Systematic Alpha Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss. In order to exchange shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day. Exchanges are made at the NAV determined after the order is considered received.  You will not be charged the upfront sales charge or the CDSC on exchanges of Class A shares.

Converting Shares

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class.

Shares held through a financial intermediary offering different programs and fee structures that has an agreement with the Advisor or the Funds’ distributor may be converted by the financial intermediary, without notice, to another share class of the Funds, including share classes with a higher expense ratio than the original share class, if such conversion is consistent with the fee based or wrap fee program’s policies.

An investor may directly or through his or her financial intermediary contact the Funds to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class.

Class C shares convert automatically to Class A shares after ten years, provided that the financial intermediary through which you purchased Class C shares has records verifying that the Class C shares have been held for at least ten years. Class A shares are available for purchase by persons in your state or territory of residence and the shares are not subject to a CDSC. You should consult your financial representative for more information about eligibility for Class C share conversion.

All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any front-end sales load. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. The Funds may change, suspend or terminate this these conversion features at any time.

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VALUING THE FUNDS’ ASSETS

Each Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor will value the Funds’ assets at their fair value according to policies approved by the Board. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The Funds may use pricing services to determine market value. The NAV for a Fund investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Funds may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price its shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. The Systematic Alpha Fund, Hedged Futures Strategy Fund, Exceed Defined Risk Fund and Millburn Hedge Strategy Fund intend to make annual dividend distributions. The Multi-Strategy Fund intends to make monthly dividend distributions. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a

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gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

MANAGEMENT OF THE FUNDS

Advisor

Catalyst Capital Advisors LLC, a New York limited liability company located at 36 North New York Avenue, Huntington, NY serves as Advisor to the Funds. The Advisor was formed on January 24, 2006. Management of the Funds is currently its primary business. The Advisor is under common control with AlphaCentric Advisors LLC and Rational Advisors, Inc. (“Rational”), the investment advisors of other funds in the same group of investment companies also known as a “fund complex”. Information regarding the funds in the Fund Complex can be found at Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. Under the terms of the management agreement, Catalyst Capital Advisors LLC is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Portfolio Managers:

David Miller - Senior Portfolio Manager of the Advisor (Catalyst Systematic Alpha Fund)

Mr. Miller has been responsible for the day-to-day management of the Systematic Alpha Fund since 2015. He is also the Chief Investment Officer of Rational since 2016. Prior to founding the Advisor, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005. The Investment Catalyst newsletter worked to identify undervalued stocks with a near term catalyst for appreciation. Mr. Miller was a trader with UBS, working on the equity derivatives desk from July 2002 until December 2002. Mr. Miller was the CEO of MovieDaze Media Group, a search engine marketing company that he co-founded in 2003 and sold in 2006.

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He received a BS in Economics from the University of Pennsylvania, Wharton School and a MBA in Finance from the University of Michigan, Ross School of Business.

Edward S. Walczak - Portfolio Manager of the Advisor (Catalyst Hedged Futures Strategy Fund)

Edward S. Walczak is a Portfolio Manager of the Advisor and has been responsible for the day-to-day management of the Hedged Futures Strategy Fund’s portfolio (and its predecessor fund) since its inception. Mr. Walczak is Member and Trader for Arlington Capital Management since 2014. From 2005 until ceasing operations in 2015 and dissolved in 2017, Mr. Walczak was the Managing Member and portfolio manager of Harbor Financial, LLC, a registered Commodity Trading Advisor and Commodity Pool Operator. His previous professional experience also includes serving as the Vice President for Operations of Acuity Specialty Products; Vice President of Supply Chain, Vice President of Purchasing and Vice President of Engineering of Brach and Brock Confections; and Captain of the U.S. Army Corps. Mr. Walczak has a Bachelor of Arts degree in Physics and Economics from Middlebury College and a Master of Business Administration from Harvard University’s Graduate School of Business.

Trading Advisor – Catalyst Multi-Strategy Fund

Caddo Capital Management, LLC, a Delaware corporation located 2120 University Avenue, Berkeley, CA 94704, is the trading advisor to the Fund. The Trading Advisor is registered with the CFTC as a “commodity pool operator” and as a “commodity trading advisor”. In addition to serving as the trading advisor to the Fund, the Trading Advisor provides services to high-net worth individuals, family offices and other institutional investors. The principal owner of the Trading Advisor is Darren Kottle.

Subject to the oversight and approval of the Advisor, the Trading Advisor is responsible for making investment decisions and ordering the execution of portfolio transactions for the futures component of the Fund’s portfolio. In addition, the Trading Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the trading advisory services it provides to the Fund, the Advisor will pay the Trading Advisor 50% of the net management fees that the Advisor receives from the Fund.

Darren J. Kottle – Chief Investment Officer of the Trading Advisor (Catalyst Multi-Strategy Fund)

Darren J. Kottle is the founder and Chief Investment Officer of the Trading Advisor. Mr. Kottle has held these positions since 2011. He served as a Portfolio Manager of the Trading Advisor from January 2018 to March 2018. From November 2008 until October 2011, Mr. Kottle was co-head of Financial Institution Solutions Group at Bank of America Merrill Lynch. Prior to that, he was employed by Citigroup from January 2001 until November 2008. Mr. Kottle graduated Phi Beta Kappa from Stanford University with Honors in June 1999 (B.A. in Economics). At Stanford, he conducted research for Nobel-prize winning economist Kenneth Arrow. Mr. Kottle is a CFA charter holder.”

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Charles Ashley - Portfolio Manager of the Advisor

Mr. Ashley has served as a portfolio manager of the Advisor since November 2017. Mr. Ashley joined the Advisor in February 2016 as a senior analyst to provide investment research and assist with the day-to-day management of several mutual funds. Prior to joining the Advisor, he was the Executive Vice President of Absocold Corporation, a privately held white goods manufacturer, since 2013. From 2006 to 2013, he served in various sales and management roles with Absocold Corporation. His previous experience also includes equity sales and equity research at BMO Capital Markets in 2012. Mr. Ashley has an MBA from the University of Michigan Ross School of Business and a B.A. from the Michigan State University Eli Broad College of Business.

Kimberly Rios - Portfolio Manager of the Advisor (Catalyst Hedged Commodity Strategy Fund)

Kimberly Rios, CFA, CMT, is a Portfolio Manager of the Advisor and has been responsible for the day-to-day management of the Catalyst Hedged Commodity Strategy Fund’s portfolio since its inception. Ms. Rios joined the Advisor as Assistant Portfolio Manager in December 2014 and became a Portfolio Manager of the Advisor in September 2015. From May 2011 to October 2014, Ms. Rios was a Portfolio Specialist of RMR Financial Advisors, LLC. Ms. Rios traveled and took family time from November 2010 to May 2011. From September 2002 to December 2010, Ms. Rios invested in residential properties and owned a home inspection franchise. Her previous professional experience also includes serving as an Equity Trader and Assistant Currency Trader at Brandes Investment Partners; Assistant Portfolio Manager and Trader at Roxbury Capital Management; and Equity Analyst at Northern Capital. Ms. Rios has a BSBA in Economics and Finance from University of Arizona.

Sub-Advisor – Exceed Defined Risk Fund and Exceed Defined Shield Fund

The Exceed Defined Risk and Exceed Defined Shield Funds’ investment sub-advisor is Exceed Advisory LLC (the “Sub-Advisor”), 28 West 44 Street, 16th Floor, New York, NY 10036. The Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940. The Sub-Advisor was founded in July 2014 and is a registered investment advisor providing investment management services to registered investment companies.

Subject to the oversight and approval of the Advisor, the Sub-Advisor is primarily responsible for the day-to-day management of the Exceed Defined Risk and Exceed Defined Shield Funds’ portfolios. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Exceed Defined Risk and Exceed Defined Shield Funds. As compensation for the sub-advisory services it provides to the Exceed Defined Risk and Exceed Defined Shield Funds, the Advisor will pay the Sub-Advisor 50% of the net management fees that the Advisor receives from the Fund.

Portfolio Manager: Exceed Defined Risk Fund and Exceed Defined Shield Fund

Joseph Halpern, Chief Executive Officer and Portfolio Manager of the Sub-Advisor, is primarily responsible for the day-to-day management of the Exceed Defined Risk and Exceed Defined

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Shield Funds. Mr. Halpern has served as the Exceed Defined Risk and Exceed Defined Shield Funds’ Portfolio Manager since December 2016.

Joseph Halpern – Chief Executive Officer and Portfolio Manager of the Sub-Advisor

Mr. Halpern is the Chief Executive Officer and Portfolio Manager of the Sub-Advisor and has served as a portfolio manager of the Exceed Defined Risk and Exceed Defined Shield Funds since December 2016. He is also a founding partner Exceed Investments, LLC since 2013. From December 2016 to June 2017, he was a Portfolio Manager of Catalyst. From 2010 to founding Exceed Investments, LLC in 2013, Mr. Halpern was a director at Lamco, the asset management division of Lehman Brothers Holdings Inc. where he managed the exotic derivatives commodities book, was chief negotiator on a number of global bank settlements and was a lead member of a task force on structured products. From 2007 to 2010, Mr. Halpern was Director on the Equity Derivatives Trading desk of ING Financial Markets, a global financial institution. Prior to joining ING, Mr. Halpern was SVP of Strategy and Risk for Kellogg Capital Group’s derivatives division. From 2002 to 2006, Mr. Halpern was a partner at Halpern Capital, a boutique investment bank focusing on investment banking and trading services in addition to providing independent research to institutional clients. From 1996 to 2002, Mr. Halpern was at Letco Specialists, since acquired by TD Securities, where he began his career as a derivatives trader and became the youngest partner. Mr. Halpern has a BS from New York University, Stern School of Business.

Sub-Advisor – Millburn Hedge Strategy Fund

Millburn Ridgefield Corporation, a Delaware corporation located at 55 West 46th Street, 31st Floor, New York, NY 10036, is the investment sub-adviser to the Fund. In addition to serving as the investment sub-adviser to the Fund, the Sub-Advisor is a registered investment advisor providing investment management or advisor services to pooled investment vehicles that it sponsors and separate accounts. The principal owners of Millburn are Harvey Beker, George Crapple, Barry Goodman, and Grant Smith.

Subject to the oversight and approval of the Advisor, the Sub-Advisor is responsible for making investment decisions and ordering the execution of portfolio transactions for the Fund. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 50% of the management fees that the Advisor receives from the Fund.

Portfolio Managers - Millburn Hedge Strategy Fund

Barry Goodman. Mr. Goodman became Co-Chief Executive Officer of Millburn Ridgefield Corporation on November 1, 2015, serves as a member of Millburn Ridgefield Corporation’s Investment Committee, and has served as Executive Director of Trading for Millburn Ridgefield Corporation and its affiliates since 1998. Prior to November 1, 2015, he also served as Executive Vice President of Millburn Ridgefield Corporation and its affiliated entity, The Millburn Corporation, which merged into and became part of Millburn Ridgefield Corporation

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effected December 31, 2018.  Mr. Goodman also plays an integral role in business and product development, and in the strategic direction of the firm as a whole.  Mr. Goodman joined Millburn Ridgefield Corporation (including its affiliates) in November 1982 as Assistant Director of Trading.  From September 1980 through October 1982, he was a commodity trader at the brokerage firm of E.F. Hutton & Co., Inc. (“E.F. Hutton”).  At E.F. Hutton, he also designed and maintained various technical indicators and coordinated research projects pertaining to the futures markets.  Mr. Goodman graduated magna cum laude from Harpur College of the State University of New York in 1979 with a B.A. in economics.

Grant N. Smith. Mr. Smith became Co-Chief Executive Officer of Millburn Ridgefield Corporation on November 1, 2015, serves as a member of Millburn Ridgefield Corporation’s Investment Committee since its inception and has served as Chief Investment Officer of Millburn Ridgefield Corporation and affiliated entities since June 2016. Prior to June 2016, he served as Director of Research and prior to November 2015, he served as Executive Vice President of Millburn Ridgefield Corporation and The Millburn Corporation. He is responsible for the design, testing and implementation of quantitative trading strategies, as well as for planning and overseeing the computerized decision-support systems of the firm.  He received a B.S. degree from the Massachusetts Institute of Technology (“MIT”) in 1974 and an M.S. degree from MIT in 1975.  While at MIT, he held several teaching and research positions in the computer science field and participated in various projects relating to database management.  He joined the predecessor entity to The Millburn Corporation in June 1975, and has been continuously associated with Millburn Ridgefield Corporation and its affiliates since that time.

Harvey Beker.  Mr. Beker has been Co-Chairman of Millburn Ridgefield Corporation since 1984 and serves as a member of Millburn Ridgefield Corporation’s Investment Committee.  Until November 1, 2015, Mr. Beker also served as Co-Chief Executive Officer of Millburn Ridgefield Corporation and Chief Executive Officer and Chairman of its affiliate The Millburn Corporation. He received a Bachelor of Arts degree in economics from New York University (“NYU”) in 1974 and a Master of Business Administration degree in finance from NYU in 1975.  From June 1975 to July 1977, Mr. Beker was employed by the investment bank Loeb Rhoades, Inc. where he developed and traded silver arbitrage strategies.  From July 1977 to June 1978, Mr. Beker was a futures trader at the commodities and securities brokerage firm of Clayton Brokerage Co. of St. Louis.  Mr. Beker was employed by The Millburn Corporation beginning in June 1978 and initially served as the Director of Operations for its affiliate, Millburn Partners.  During his tenure at Millburn Ridgefield Corporation (including its affiliates), he has been instrumental in the development of the research, trading and operations areas.  Mr. Beker became a principal of the firm in June 1982.

George E. Crapple. Mr. Crapple has been Co-Chairman of Millburn Ridgefield Corporation since 1984 and serves as a member of Millburn Ridgefield Corporation’s Investment Committee.  Until November 1, 2015, Mr. Crapple also served as Co-Chief Executive Officer of Millburn Ridgefield Corporation and served as Co-Chairman and Co-Chief Executive Officer of The Millburn Corporation through May 2011. In 1966, he graduated with honors from the University of Wisconsin where his field of concentration was economics and he was elected to Phi Beta Kappa.  In 1969, he graduated from Harvard Law School, magna cum laude, where he was an editor of the Harvard Law Review.  He was a lawyer with the law firm of Sidley &

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Austin LLP, Chicago, Illinois, from June 1969 until April 1983, as a partner since July 1975, specializing in commodities, securities, corporate and tax law.  He was first associated with Millburn Ridgefield Corporation in June 1976 and joined Millburn Ridgefield Corporation (including its affiliates) on April 1983 on a full-time basis.  Mr. Crapple ceased his employment with The Millburn Corporation effective May 2011.  Mr. Crapple is a past Director, Member of the Executive Committee, Chairman of the Appeals Committee and a former Chairman of the Eastern Regional Business Conduct Committee of the NFA, past Chairman of the hedge fund industry group, the Managed Funds Association (the “MFA”), a former member of the Global Markets Advisory Committee of the CFTC and a former member of the board of directors of the Futures Industry Association.

The SAI provides additional information about the compensation, other accounts managed and ownership of securities in the managed Fund for each of the portfolio managers of the Funds.

Advisory Fees

Each Fund is authorized to pay the Advisor an annual fee based on its average daily net assets. The advisory fee is paid monthly. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at a certain level through October 31, 2020. The agreement may only be terminated by the Board on 60 days’ written notice to the Advisor, and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment, and the repayment is approved by the Board.

The following table describes (i) the contractual advisory fee, (ii) the advisory fees, after waivers, as a percentage of each Fund’s average net assets, received by each Fund’s adviser for the Fund’s most recent fiscal year (or period for Fund’s in operation less than one full fiscal year) and (iii) the expense limitation for each Fund.

	Contractual Advisory Fee	Net Advisory Fee Received	Expense Limitation*
Systematic Alpha Fund	1.50%	(1.59)%	Class A – 2.02% Class C – 2.77% Class I – 1.77%
Hedged Futures Strategy Fund	1.75%	1.75%	N/A
Exceed Defined Risk Fund	1.25%	0.25%	Class A – 1.53% Class C – 2.28% Class I – 1.28%
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Exceed Defined Shield Fund	1.25%	0.53%	Class A – 1.48% Class C – 2.23% Class I – 1.23%
Multi-Strategy Fund	1.75%	(0.32)%	Class A – 2.27% Class C – 3.02% Class I – 2.02%
Hedged Commodity Strategy Fund	1.75%	1.62%	Class A – 2.27% Class C – 3.02% Class I – 2.02%
Millburn Hedge Strategy Fund	1.75%	1.74%	N/A

* Applicable to all classes of shares unless otherwise noted. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

The Funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Each Fund, through its Rule 12b-1 distribution plan, or each Fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the SAI entitled “Additional Compensation to Financial Intermediaries” for more information.

The Trust’s annual report to shareholders for the period ended June 30, 2019 contains discussions regarding the basis of the Board’s renewal of the management agreement with the Advisor for the Funds and the renewal of the sub-advisory agreement between the Advisor and Exceed Advisory LLC with respect to the Catalyst Exceed Defined Shield Fund and Catalyst Exceed Defined Risk Fund. The Trust’s annual report to shareholders for the period ended June 30, 2018 contains discussions regarding the basis of the Board’s approval of the trading-advisory agreement with the Trading Advisor for the Multi-Strategy Fund. The Trust’s semi-annual report to shareholders for the period ended December 31, 2018 contains discussions regarding the basis of the Board’s renewal of the sub-advisory agreement between the Advisor and Millburn Ridgefield Corporation with respect to the Millburn Hedged Strategy Fund.

Investment Subsidiary (Millburn Hedge Strategy Fund, Systematic Alpha Fund, Multi-Strategy Fund, and Hedged Commodity Fund)

Each Fund may invest up to 25% of its total assets in its respective Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts. Each Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Each of these Funds is the sole shareholder of its respective Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to other investors. If, at any time, a

131

Subsidiary proposes to offer or sell its shares to any investor other than its respective Fund, you will receive 60 days prior notice of such offer or sale.

As with each Fund, the Advisor is responsible for each Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Advisor provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund, except the Advisor receives no fees from the Subsidiary. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. Each Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

Each Subsidiary bear certain fees and expenses incurred in connection with its operation such as custody and other services that it receives. Each Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that a Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that any duplicative fees for similar services provided to a Fund and its Subsidiary will not be material.

Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the adviser is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage (each measured on a consolidated basis with the Fund) and the timing and method of the valuation of the Subsidiary's portfolio investments. These policies and restrictions are described in detail in the respective Fund's Statement of Additional Information ("SAI"). The Trust's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Trust's Board regarding the Subsidiary's compliance with its policies and procedures.

The financial statements of a Subsidiary are consolidated in the respective Fund's financial statements which are included in the Fund’s annual and semi-annual reports. The Fund’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

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FINANCIAL HIGHLIGHTS

Catalyst Systematic Alpha Fund

The following table is intended to help you better understand the Catalyst Systematic Alpha Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst Systematic Alpha Fund’s financial statements, is included in the annual report, which is available upon request. The Fund changed its strategy effective November 1, 2017. Information for periods prior to November 1, 2017 does not reflect the current investment strategy.

For a Share Outstanding Throughout Each Period

Class A
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2019		June 30, 2018		June 30, 2017		June 30, 2016		June 30, 2015 (A)

Net asset value, beginning of year/period	$8.93		$9.45		$9.84		$9.65			$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.15		0.02		0.07		0.04			0.15
Net realized and unrealized gain (loss) on investments	0.10	(C)	(0.54)		(0.45	) (C)	0.25			(0.45)
Total from investment operations	0.25		(0.52)		(0.38)		0.29			(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.00	) (D)	—		(0.01)		(0.07)			(0.05)
From net realized gains on investments	—		—		—		(0.03)			(0.00	) (D)
Total distributions	(0.00)		—		(0.01)		(0.10)			(0.05)

Net asset value, end of year/period	$9.18		$8.93		$9.45		$9.84			$9.65

Total return (E)	2.82	% (F)	(5.50	)% (F)	(3.87	)% (F)	2.93	% (F)		(2.92	)% (G)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$140		$2,157		$360		$573			$200
Ratios to average net assets(including dividend and interest expense) (H)
Expenses, before waiver and reimbursement (J)	5.10%		4.24%		3.96%		4.77%			8.50	% (K)
Expenses, net waiver and reimbursement (J)	2.02%		1.86%		0.60%		0.68%			2.07	% (K)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (J,L)	(1.24)%		(2.12)%		(2.67)%		(3.13)%			(4.76	)% (K)
Net investment income, net waiver and reimbursement (J,L)	1.67%		0.25%		0.69%		0.45%			1.66	% (K)
Portfolio turnover rate	120%		116%		17%		137%			366	% (G)

	Class C
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2019		June 30, 2018		June 30, 2017		June 30, 2016		June 30, 2015 (A)

Net asset value, beginning of year/period	$8.72		$9.30		$9.75		$9.64			$10.00

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INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.07		(0.06)		0.06		(0.03)		0.01
Net realized and unrealized gain (loss) on investments	0.09	(C)	(0.52)		(0.51	) (C)	0.23	(C)	(0.37)
Total from investment operations	0.16		(0.58)		(0.45)		0.20		(0.36)

LESS DISTRIBUTIONS:
From net investment income	(0.03)		—		—		(0.06)		—
From net realized gains on investments	—		—		—		(0.03)		(0.00	) (D)
Total distributions	(0.03)		—		—		(0.09)		(0.00)

Net asset value, end of year/period	$8.85		$8.72		$9.30		$9.75		$9.64

Total return (E)	1.94	% (F)	(6.24	)% (F)	(4.62	)% (F)	2.04	% (F)	(3.56	)% (G)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$269		$269		$190		$337		$9
Ratios to average net assets(including dividend and interest expense) (I)
Expenses, before waiver and reimbursement (J)	5.85%		4.82%		4.71%		5.52%		9.25	% (K)
Expenses, net waiver and reimbursement (J)	2.77%		2.31%		1.35%		1.38%		2.82	% (K)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (J,L)	(2.36)%		(3.21)%		(2.72)%		(5.42)%		(6.29	)% (K)
Net investment income (loss), net waiver and reimbursement (J,L)	0.81%		(0.70)%		0.65%		(0.27)%		0.13	% (K)
Portfolio turnover rate	120%		116%		17%		137%		366	% (G)

(A) The Catalyst Systematic Alpha Fund Class A and Class C shares commenced operations on July 31, 2014.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the periods ended June 30, 2019, June 30, 2017 and June 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D) Represents less than $0.01 per share.

(E) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(F) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G) Not annualized.

(H) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement (J)	5.10%		4.24%		3.96%		4.76%		8.47	% (K)
Expenses, net waiver and reimbursement (J)	2.02%		1.86%		0.60%		0.67%		1.99	% (K)

(I) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement (J)	5.85%		4.82%		4.71%		5.51%		9.22	% (K)
Expenses, net waiver and reimbursement (J)	2.77%		2.31%		1.35%		1.37%		2.74	% (K)

(J) Does not include expenses of the underlying investment companies in which the Fund invests.

(K) Annualized.

(L) Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

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	Class I
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2019		June 30, 2018		June 30, 2017		June 30, 2016		June 30, 2015 (A)

Net asset value, beginning of year/period	$8.91		$9.40		$9.84		$9.64		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.15		0.03		0.11		0.06		0.25
Net realized and unrealized gain (loss) on investments	0.10	(C)	(0.52)		(0.46	) (C)	0.24	(C)	(0.55)
Total from investment operations	0.25		(0.49)		(0.35)		0.30		(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.11)		—		(0.09)		(0.07)		(0.06)
From net realized gains on investments	—		—		—		(0.03)		(0.00	) (D)
Total distributions	(0.11)		—		(0.09)		(0.10)		(0.06)

Net asset value, end of year/period	$9.05		$8.91		$9.40		$9.84		$9.64

Total return (E)	2.97	% (F)	(5.21	)% (F)	(3.61	)% (F)	3.11	% (F)	(2.98	)% (G)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,206		$2,837		$1,742		$526		$66
Ratios to average net assets(including dividend and interest expense) (H)
Expenses, before waiver and reimbursement (I)	4.85%		3.81%		3.14%		4.52%		8.25	% (J)
Expenses, net waiver and reimbursement (I)	1.77%		1.36%		0.35%		0.46%		1.82	% (J)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (I,K)	(1.29)%		(2.17)%		(1.66)%		(4.50)%		(3.98	)% (J)
Net investment income, net waiver and reimbursement (I,K)	1.79%		0.29%		1.13%		1.12%		2.45	% (J)
Portfolio turnover rate	120%		116%		17%		137%		366	% (G)

(A) The Catalyst Systematic Alpha Fund Class I shares commenced operations on July 31, 2014.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the periods ended June 30, 2019, June 30, 2017 and June 30, 2016, primarily due to timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D) Represents less than $0.01 per share.

(E) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

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(F) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G) Not annualized.

(H) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement (J)	4.85%	3.81%	3.14%	4.51%	8.22	% (J)
Expenses, net waiver and reimbursement (J)	1.77%	1.36%	0.35%	0.45%	1.74	% (J)

(I) Does not include expenses of the underlying investment companies in which the Fund invests.

(J) Annualized.

(K) Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
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Catalyst Hedged Futures Strategy Fund

The following table is intended to help you better understand the Catalyst Hedged Futures Strategy Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst Hedged Futures Strategy Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period
Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$8.07	$8.61	$11.41	$10.86	$10.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.09)	(0.11)	(0.16)	(0.20)	(0.23)
Net realized and unrealized gain (loss) on investments	(0.12)	(0.43)	(1.56)	0.89	0.42
Total from investment operations	(0.21)	(0.54)	(1.72)	0.69	0.19

LESS DISTRIBUTIONS:
From net realized gains on investments	—	—	(1.08)	(0.14)	(0.10)
Total distributions	—	—	(1.08)	(0.14)	(0.10)

Net asset value, end of year	$7.86	$8.07	$8.61	$11.41	$10.86

Total return (B)	(2.60)%	(6.27)%	(16.39)%	6.39%	1.83	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$82,099	$165,433	$634,388	$1,096,675	$392,282
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (D,E)	2.33%	2.26%	2.20%	2.17%	2.19%
Ratio of net investment loss to average net assets (D,F)	(1.15)%	(1.28)%	(1.51)%	(1.80)%	(2.12)%
Portfolio turnover rate	0%	0%	54%	177%	0%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$7.76	$8.35	$11.17	$10.71	$10.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.14)	(0.16)	(0.23)	(0.28)	(0.30)
Net realized and unrealized gain (loss) on investments	(0.11)	(0.43)	(1.51)	0.88	0.41
Total from investment operations	(0.25)	(0.59)	(1.74)	0.60	0.11

LESS DISTRIBUTIONS:
From net realized gains on investments	—	—	(1.08)	(0.14)	(0.10)
Total distributions	—	—	(1.08)	(0.14)	(0.10)
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Net asset value, end of year	$7.51		$7.76	$8.35	$11.17	$10.71

Total return (B)	(3.22	)% (C)	(7.07)%	(17.02)%	5.63%	1.09	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$65,411		$106,913	$270,360	$323,055	$103,602
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (D,E)	3.08%		3.02%	2.95%	2.92%	2.94%
Ratio of net investment loss to average net assets (D,F)	(1.89)%		(2.04)%	(2.25)%	(2.55)%	(2.87)%
Portfolio turnover rate	0%		0%	54%	177%	0%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(B) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any.

(C) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D) Does not include expenses of the underlying investment companies in which the Fund invests.

(E) Ratio of expenses to average net assets (excluding interest expense) for June 30, 2019.
Class A	2.27%		2.24%	2.16%
Class C	3.02%		3.00%	2.91%

(F) Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$8.17	$8.70	$11.48	$10.90	$10.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.07)	(0.09)	(0.13)	(0.17)	(0.20)
Net realized and unrealized gain (loss) on investments	(0.12)	(0.44)	(1.57)	0.89	0.42
Total from investment operations	(0.19)	(0.53)	(1.70)	0.72	0.22

LESS DISTRIBUTIONS:
From net realized gains on investments	—	—	(1.08)	(0.14)	(0.10)
Total distributions	—	—	(1.08)	(0.14)	(0.10)

Net asset value, end of year	$7.98	$8.17	$8.70	$11.48	$10.90

Total return (B)	(2.33)%	(6.09)%	(16.17)%	6.64%	2.11	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$282,645	$542,712	$1,523,114	$1,898,708	$579,682
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (D,E)	2.08%	2.02%	1.95%	1.92%	1.94%
Ratio of net investment loss to average net assets (D,F)	(0.91)%	(1.03)%	(1.25)%	(1.54)%	(1.87)%
Portfolio turnover rate	0%	0%	54%	177%	0%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

138

(B) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(C) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D) Does not include expenses of the underlying investment companies in which the Fund invests.

(E) Ratio of expenses to average net assets (excluding dividend and interest expense) for June 30, 2019.
2.02%	2.00%	1.91%

(F) Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

139

Catalyst/Exceed Defined Risk Fund

The following table is intended to help you better understand the Catalyst/Exceed Defined Risk Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst/Exceed Defined Risk Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period

Class A
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$10.11	$9.55		$8.40	$11.94	$10.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.08	0.04		0.17	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	0.58	0.52		0.98	(1.90)	1.55
Total from investment operations	0.66	0.56		1.15	(1.94)	1.52

LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.00	) (B)	—	—	—
From net realized gains on investments	—	—		—	(1.60)	(0.22)
Total distributions	(0.03)	(0.00)		—	(1.60)	(0.22)

Net asset value, end of year	$10.74	$10.11		$9.55	$8.40	$11.94

Total return (C)	6.54%	5.88%		13.69%	(17.03)%	14.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,417	$2,503		$599	$2,888	$6,426
Ratios to average net assets (including dividend and interest expense) (E)
Expenses, before waiver and reimbursement (G)	2.60%	2.69%		4.87%	2.86%	2.42%
Expenses, net waiver and reimbursement (G)	1.60%	1.51%		1.53%	1.51%	1.50%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (G)(H)	(0.21)%	(0.80)%		(1.42)%	(1.77)%	(1.14)%
Net investment income (loss), net waiver and reimbursement (G)(H)	0.79%	0.38%		1.92%	(0.40)%	(0.23)%
Portfolio turnover rate	112%	177%		292%	153%	216%

	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019		June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$9.71		$9.24	$8.21	$11.80	$10.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.00	(B)	(0.03)	(0.05)	(0.12)	(0.15)
140

Net realized and unrealized gain (loss) on investments	0.55	0.51	1.08	(1.87)	1.58
Total from investment operations	0.55	0.48	1.03	(1.99)	1.43

LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.01)	—	—	—
From net realized gains on investments	—	—	—	(1.60)	(0.22)
Total distributions	(0.01)	(0.01)	—	(1.60)	(0.22)

Net asset value, end of year	$10.25	$9.71	$9.24	$8.21	$11.80

Total return (C)	5.64%	5.20%	12.55%	(17.70)%	13.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,179	$1,138	$179	$57	$214
Ratios to average net assets(including dividend and interest expense) (F)
Expenses, before waiver and reimbursement (G)	3.35%	3.47%	8.94%	3.61%	3.17%
Expenses, net waiver and reimbursement (G)	2.35%	2.26%	2.31%	2.24%	2.25%
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (G)(H)	(0.97)%	(1.56)%	(7.23)%	(2.53)%	(2.15)%
Net investment income (loss), net waiver and reimbursement (G)(H)	0.03%	(0.35)%	(0.60)%	(1.21)%	(1.24)%
Portfolio turnover rate	112%	177%	292%	153%	216%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(B) Represents an amount less than $0.01 per share.

(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D) Not annualized.

(E) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	2.52%	2.68%	4.84%	2.85%	2.42%
Expenses, net waiver and reimbursement	1.52%	1.50%	1.50%	1.50%	1.50%

(F) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	3.27%	3.46%	8.88%	3.60%	3.17%
Expenses, net waiver and reimbursement	2.27%	2.25%	2.25%	2.25%	2.25%

(G) Does not include expenses of the underlying investment companies in which the Fund invests.

(H) Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$10.18	$9.61	$8.44	$11.97	$10.63

141

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.11	0.06	—	(0.05)	0.04
Net realized and unrealized gain (loss) on investments	0.57	0.53	1.17	(1.88)	1.52
Total from investment operations	0.68	0.59	1.17	(1.93)	1.56

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.02)	—	—	—
From net realized gains on investments	—	—	—	(1.60)	(0.22)
Total distributions	(0.05)	(0.02)	—	(1.60)	(0.22)

Net asset value, end of year	$10.81	$10.18	$9.61	$8.44	$11.97

Total return (B)	6.73%	6.12%	13.86%	(16.90)%	14.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,613	$9,829	$2,935	$74	$1,023
Ratios to average net assets(including dividend and interest expense) (C)
Expenses, before waiver and reimbursement (D)	2.35%	2.43%	9.23%	2.61%	2.17%
Expenses, net waiver and reimbursement (D)	1.35%	1.26%	1.32%	1.26%	1.25%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (D)(E)	0.04%	(0.55)%	(7.93)%	(1.54)%	(0.55)%
Net investment Income (loss), net waiver and reimbursement (D)(E)	1.04%	0.62%	(0.02)%	(0.43)%	0.37%
Portfolio turnover rate	112%	177%	292%	153%	216%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(B) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	2.27%	2.42%	9.16%	2.60%	2.17%
Expenses, net waiver and reimbursement	1.27%	1.25%	1.25%	1.25%	1.25%

(D) Does not include expenses of the underlying investment companies in which the Fund invests.

(E) Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

142

Catalyst/Exceed Defined Shield Fund

The following table is intended to help you better understand the Fund's financial performance since its inception. The Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each fiscal period ended November 30 and for the years ended June 30, 2018 and June 30, 2019, has been audited by BBD, LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, are included in the Predecessor Fund's Annual Report, which is available upon request.

For A Share Outstanding Throughout Each Period

Class A
	For the		For the		For the		For the		For the
	Year Ended		Period Ended		Year Ended		Year Ended		Period Ended
	June 30, 2019		June 30, 2018		November 30, 2017		November 30, 2016		November 30, 2015 (A)

Net asset value, beginning of year/period	$10.30		$11.54		$10.14		$9.95		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (C)	0.09		0.04		0.03		0.01		(0.02)
Net realized and unrealized gain (loss) on investments	0.34		0.19		1.44		0.18		(0.03	) (D)
Total from investment operations	0.43		0.23		1.47		0.19		(0.05)

LESS DISTRIBUTIONS:
From net investment income	(0.09)		(0.02)		(0.04)		—		—
From net realized gains on investments	(0.77)		(1.45)		(0.03)		(0.01)		—
Total distributions	(0.86)		(1.47)		(0.07)		(0.01)		—

Paid-in-Capital From Redemption Fees (C)	—		—		—		0.01		(0.00	) (E)

Net asset value, end of year/period	$9.87		$10.30		$11.54		$10.14		$9.95

Total return (F)	5.01	% (G)	2.15	% (I)	14.57	% (H)	2.03	% (H)	(0.50	)% (I)(H)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$16,053		$16,320		$14,746		$11,307		$2,712
Ratios to average net assets (including dividend and interest expense) (J)
Expenses, before waiver and reimbursement	2.27%		2.14	% (K)	2.93%		3.04%		10.32	% (K)
Expenses, net waiver and reimbursement	1.55%		1.45	% (K)	1.45%		1.45%		1.48	% (K)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement	0.19%		(0.01	)% (K)	(1.19)%		(1.45)%		(9.14	)% (K)
Net investment income (loss), net waiver and reimbursement	0.91%		0.69	% (K)	0.29%		0.14%		(0.30	)% (K)
Portfolio turnover rate	137%		163	% (I)	160%		89%		41	% (I)

	Class C
	For the		For the		For the
	Year Ended		Period Ended		Period Ended
	June 30, 2019		June 30, 2018		November 30, 2017 (B)

143

Net asset value, beginning of year/period	$10.21		$11.50		$10.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (C)	0.01		—		(0.02)
Net realized and unrealized gain on investments	0.34		0.19		0.60
Total from investment operations	0.35		0.19		0.58

LESS DISTRIBUTIONS:
From net investment income	(0.05)		(0.03)		—
From net realized gains on investments	(0.77)		(1.45)		—
Total distributions	(0.82)		(1.48)		—

Net asset value, end of year/period	$9.74		$10.21		$11.50

Total return (F)	4.23	% (G)	1.77	% (I)	5.31	% (I)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1,530		$769		$192
Ratios to average net assets (including dividend and interest expense) (J)
Expenses, before waiver and reimbursement	3.02%		2.97	% (K)	2.64	% (K)
Expenses, net waiver and reimbursement	2.30%		2.20	% (K)	2.20	% (K)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement	(0.61)%		(0.75	)% (K)	(1.07	)% (K)
Net investment income (loss), net waiver and reimbursement	0.11%		0.02	% (K)	(0.63	)% (K)
Portfolio turnover rate	137%		163	% (I)	160	% (I)

(A) The Catalyst Exceed Defined Shield Fund Class A shares commenced operations on April 14, 2015; date Predecessor Fund commenced operations.

(B) The Catalyst Exceed Defined Shield Fund Class C shares commenced operations on September 5, 2017.

(C) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(D) Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses for the period ended November 30, 2015.

(E) Represents an amount less than $0.01 per share.

(F)     Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(G)     Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(H) Total returns prior to Fund inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(I) Not annualized.

(J) Ratios to average net assets (excluding dividend and interest expense) (Class A)
Expenses, before waiver and reimbursement	2.19%		2.14%		2.93%		1.45%	1.48	% (K)
Expenses, net waiver and reimbursement	1.47%		1.45%		1.45%		1.45%	1.45	% (K)
Ratios to average net assets (Class C)
Expenses, before waiver and reimbursement	2.94%		2.97	% (K)	2.64	% (K)
Expenses, net waiver and reimbursement	2.22%		2.20	% (K)	2.20	% (K)

(K) Annualized.

Class I
For the	For the	For the	For the	For the
Year Ended	Period Ended	Year Ended	Year Ended	Period Ended
June 30, 2019	June 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015 (A)
144

Net asset value, beginning of year/period	$10.36		$11.61		$10.18		$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.12		0.06		0.06		0.04		(0.00	) (C)
Net realized and unrealized gain (loss) on investments	0.34		0.19		1.45		0.17		(0.03	) (D)
Total from investment operations	0.46		0.25		1.51		0.21		(0.03)

LESS DISTRIBUTIONS:
From net investment income	(0.12)		(0.05)		(0.05)		—		—
From net realized gains on investments	(0.77)		(1.45)		(0.03)		(0.01)		—
Total distributions	(0.89)		(1.50)		(0.08)		(0.01)		—

Paid-in-Capital From Redemption Fees (B)	—		—		—		0.01		0.00	(C)

Net asset value, end of year/period	$9.93		$10.36		$11.61		$10.18		$9.97

Total return (E)	5.27	% (F)	2.30	% (H)	14.95	% (G)	2.23	% (G)	(0.30	)% (G,H)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$13,629		$13,858		$14,036		$11,202		$6,114
Ratios to average net assets(including dividend and interest expense) (I)
Expenses, before waiver and reimbursement	2.02%		1.87	% (J)	2.68%		3.01%		8.59	% (J)
Expenses, net waiver and reimbursement	1.30%		1.20	% (J)	1.20%		1.20%		1.20	% (J)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement	0.44%		0.25	% (J)	(0.95)%		(1.43)%		(7.42	)% (J)
Net investment Income (loss), net waiver and reimbursement	1.16%		0.93	% (J)	0.53%		0.38%		(0.03	)% (J)
Portfolio turnover rate	137%		163	% (H)	160%		89%		41	% (H)

(A) The Catalyst Exceed Defined Shield Fund Class I shares commenced operations on April 14, 2015; date Predecessor Fund commenced operations.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period/year.

(C) Represents an amount less than $0.01 per share.

(D) Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(E) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividend. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(F) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G) Total returns prior to Fund inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(H) Not annualized.

(I) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	1.94%		1.87	% (J)	2.68%		3.01%		8.62	% (J)
Expenses, net waiver and reimbursement	1.22%		1.20	% (J)	1.20%		1.20%		1.20	% (J)

(J) Annualized.

145

Catalyst Multi-Strategy Fund

The following table is intended to help you better understand the Catalyst Multi-Strategy Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst Multi-Strategy Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout each Period

Class A
	For the	For the		For the	For the
	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2019	June 30, 2018		June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$14.62	$14.79		$15.51		$15.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.04)	(0.17)		(0.27)		(0.27)
Net realized and unrealized gain (loss) on investments	0.27	0.00	(F,I)	(0.43)		0.23	(F)
Total from investment operations	0.23	(0.17)		(0.70)		(0.04)

LESS DISTRIBUTIONS:
From net investment income	—	—		(0.02)		—
Total distributions	—	—		(0.02)		—

Net asset value, end of year/period	$14.85	$14.62		$14.79		$15.51

Total return (C)	1.57%	(1.15)%		(4.51)%		(0.26	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$148	$253		$653		$1,856
Ratios to average net assets (including interest expense) (G)
Expenses, before waiver and reimbursement (J)	4.32%	3.22%		2.82%		3.15	% (E)
Expenses, net waiver and reimbursement (J)	2.26%	2.24%		2.26%		2.24	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (J,K)	(2.27)%	(2.13)%		(2.34)%		(2.52	)% (E)
Net investment loss net waiver and reimbursement (J,K)	(0.22)%	(1.15)%		(1.78)%		(1.94	)% (E)
Portfolio turnover rate	0%	0%		0%		0	% (D)

	Class C
	For the	For the		For the	For the
	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2019	June 30, 2018		June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$14.33	$14.61		$15.40		$15.55

146

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.14)	(0.27)		(0.37)	(0.36)
Net realized and unrealized gain (loss) on investments	0.25	(0.01	) (F)	(0.42)	0.21	(F)
Total from investment operations	0.11	(0.28)		(0.79)	(0.15)

Net asset value, end of year/period	$14.44	$14.33		$14.61	$15.40

Total return (C)	0.77%	(1.92)%		(5.13)%	(0.96	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$166	$308		$421	$577
Ratios to average net assets (including interest expense) (H)
Expenses, before waiver and reimbursement (J)	5.07%	4.06%		3.59%	3.90	% (E)
Expenses, net waiver and reimbursement (J)	3.01%	2.99%		3.01%	2.99	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (J,K)	(3.00)%	(2.94)%		(3.10)%	(3.68	)% (E)
Net investment loss net waiver and reimbursement (J,K)	(0.97)%	(1.86)%		(2.52)%	(2.70	)% (E)
Portfolio turnover rate	0%	0%		0%	0	% (D)

(A) The Catalyst Multi-Strategy Fund Class A and Class C shares commenced operations on August 13, 2015.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D) Not annualized.

(E) Annualized.

(F) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2018 and period ended June 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G) Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (J)	4.32%	3.22%		2.80%	3.15	% (E)
Expenses, net waiver and reimbursement (J)	2.26%	2.24%		2.24%	2.24	% (E)

(H) Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (J)	5.07%	4.06%		3.57%	3.90	% (E)
Expenses, net waiver and reimbursement (J)	3.01%	2.99%		2.99%	2.99	% (E)

(I) Amount is less than $0.005.

(J) Does not include expenses of the underlying investment companies in which the Fund invests.

(K) Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Class I
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016 (A)
147

Net asset value, beginning of year/period	$14.64	$14.79		$15.55	$15.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment Income (loss) (B)	0.01	(0.13)		(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments	0.26	(0.02	) (F)	(0.43)	0.23	(F)
Total from investment operations	0.27	(0.15)		(0.66)	0.00

LESS DISTRIBUTIONS:
From net investment income	—	—		(0.10)	—
Total distributions	—	—		(0.10)	—

Net asset value, end of year/period	$14.91	$14.64		$14.79	$15.55

Total return (C)	1.84%	(1.01)%		(4.21)%	0	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$4,098	$5,335		$9,159	$11,905
Ratios to average net assets (including interest expense) (G)
Expenses, before waiver and reimbursement (H)	4.07%	2.99%		2.58%	2.90	% (E)
Expenses, net waiver and reimbursement (H)	2.01%	1.99%		2.01%	1.99	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (H,I)	(2.01)%	(1.89)%		(2.09)%	(2.78	)% (E)
Net investment income (loss) net waiver and reimbursement (H,I)	0.05%	(0.89)%		(1.52)%	(1.72	)% (E)
Portfolio turnover rate	0%	0%		0%	0	% (D)

(A) The Catalyst Multi-Strategy Fund Class I shares commenced operations on August 13, 2015.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D) Not annualized.

(E) Annualized.

(F)     As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2018 and period ended June 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G) Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (H)	4.07%	2.99%		2.56%	2.90	% (E)
Expenses, net waiver and reimbursement (H)	2.01%	1.99%		1.99%	1.99	% (E)

(H) Does not include expenses of the underlying investment companies in which the Fund invests.

(I) Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
148

Catalyst Hedged Commodity Strategy Fund

The following table is intended to help you better understand the Catalyst Hedged Commodity Strategy Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst Hedged Commodity Strategy Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period
Class A
	For the		For the	For the	For the
	Year Ended		Year Ended	Year Ended	Period Ended
	June 30, 2019		June 30, 2018	June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$10.75		$10.96	$10.90	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.05)		(0.13)	(0.17)		(0.14)
Net realized and unrealized gain on investments	0.29		0.08	0.35	1.04
Total from investment operations	0.24		(0.05)	0.18	0.90

LESS DISTRIBUTIONS:
From net investment income	(0.04)		(0.16)	(0.11)	—
From net realized gains on investments	—		—	(0.01)	—
Total distributions	(0.04)		(0.16)	(0.12)	—

Net asset value, end of year/period	$10.95		$10.75	$10.96	$10.90

Total return (C)	2.20	% (D)	(0.48)%	1.73%	9.00	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$10,932		$24,855	$39,938	$9,107
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	2.40%		2.33%	2.24%	3.51	% (F)
Expenses, net waiver and reimbursement (G)	2.26%		2.24%	2.24%	2.24	% (F)
Net investment loss, before waiver and reimbursement (G,H)	(0.55)%		(1.26)%	(1.62)%	(3.02	)% (F)
Net investment loss, net waiver and reimbursement (G,H)	(0.41)%		(1.17)%	(1.62)%	(1.81	)% (F)
Portfolio turnover rate	0%		0%	19%	194	% (E)

	Class C
	For the		For the	For the	For the
	Year Ended		Year Ended	Year Ended	Period Ended
	June 30, 2019		June 30, 2018	June 30, 2017	June 30, 2016 (A)

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Net asset value, beginning of year/period	$10.61	$10.86	$10.84	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.12)	(0.21)	(0.25)	(0.20)
Net realized and unrealized gain on investments	0.27	0.07	0.36	1.04
Total from investment operations	0.15	(0.14)	0.11	0.84

LESS DISTRIBUTIONS:
From net investment income	—	(0.11)	(0.08)	—
From net realized gains on investments	—	—	(0.01)	—
Total distributions	—	(0.11)	(0.09)	—

Net asset value, end of year/period	$10.76	$10.61	$10.86	$10.84

Total return (C)	1.41%	(1.31)%	1.10%	8.40	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$7,322	$10,487	$13,504	$2,547
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	3.15%	3.08%	2.99%	4.26	% (F)
Expenses, net waiver and reimbursement (G)	3.01%	2.99%	2.99%	2.99	% (F)
Net investment loss, before waiver and reimbursement (G,H)	(1.30)%	(2.00)%	(2.35)%	(3.79	)% (F)
Net investment loss, net waiver and reimbursement (G,H)	(1.16)%	(1.91)%	(2.35)%	(2.60	)% (F)
Portfolio turnover rate	0%	0%	19%	194	% (E)

(A)	The Catalyst Hedged Commodity Strategy Fund Class A, Class C and Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Annualized.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Class I
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016 (A)

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Net asset value, beginning of year/period	$10.79	$11.00	$10.92	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.02)	(0.10)	(0.15)	(0.12)
Net realized and unrealized gain on investments	0.28	0.08	0.36	1.04
Total from investment operations	0.26	(0.02)	0.21	0.92

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.19)	(0.12)	—
From net realized gains on investments	—	—	(0.01)	—
Total distributions	(0.11)	(0.19)	(0.13)	—

Net asset value, end of year/period	$10.94	$10.79	$11.00	$10.92

Total return (C)	2.40%	(0.22)%	2.00%	9.20	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$31,882	$51,708	$60,447	$6,249
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.15%	2.08%	1.99%	3.26	% (E)
Expenses, net waiver and reimbursement (F)	2.01%	1.99%	1.99%	1.99	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(0.30)%	(0.99)%	(1.36)%	(2.92	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(0.16)%	(0.90)%	(1.36)%	(1.58	)% (E)
Portfolio turnover rate	0%	0%	19%	194	% (D)

(A)	The Catalyst Hedged Commodity Strategy Fund Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
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Catalyst/Millburn Hedge Strategy Fund

The following table is intended to help you better understand the Catalyst/Millburn Hedge Strategy Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst/Millburn Hedge Strategy Fund’s financial statements, is included in the annual report, which is available upon request.

Class A
	For the	For the		For the		For the
	Year Ended	Year Ended		Year Ended		Period Ended
	June 30, 2019	June 30, 2018		June 30, 2017		June 30, 2016 (A)

Net asset value, beginning of year/period	$31.14	$29.82		$28.51		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.04)	(0.29)		(0.25)		(0.05)
Net realized and unrealized gain on investments	1.89	2.67		2.08		3.56
Total from investment operations	1.85	2.38		1.83		3.51

LESS DISTRIBUTIONS:
From net investment income	(0.45)	—		(0.35)		—
From net realized gains on investments	(0.47)	(1.06)		(0.17)		—
Total distributions	(0.92)	(1.06)		(0.52)		—

Net asset value, end of year/period	$32.07	$31.14		$29.82		$28.51

Total return (C)	6.13%	7.88	% (D)	6.49	% (D)	14.04	% (D,E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$424,968	$388,806		$347,156		$36,915
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.19%	2.15%		2.14%		2.25	% (G)
Expenses, net waiver and reimbursement (F)	2.18%	2.14%		2.13%		2.24	% (G)
Net investment loss, before waiver and reimbursement (F,H)	(0.15)%	(0.94)%		(0.85)%		(0.38	)% (G)
Net investment loss, net waiver and reimbursement (F,H)	(0.14)%	(0.94)%		(0.85)%		(0.35	)% (G)
Portfolio turnover rate	19%	12%		4%		1	% (E)

	Class C
	For the	For the		For the		For the
	Year Ended	Year Ended		Year Ended		Period Ended
	June 30, 2019	June 30, 2018		June 30, 2017		June 30, 2016 (A)

Net asset value, beginning of year/period	$30.61	$29.56		$28.40		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.27)	(0.42)		(0.47)		(0.16)
Net realized and unrealized gain on investments	1.86	2.53		2.07		3.56
Total from investment operations	1.59	2.11		1.60		3.40

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LESS DISTRIBUTIONS:
From net investment income	(0.27)		—		(0.27)		—
From net realized gains on investments	(0.47)		(1.06)		(0.17)		—
Total distributions	(0.74)		(1.06)		(0.44)		—

Net asset value, end of year/period	$31.46		$30.61		$29.56		$28.40

Total return (C)	5.33	% (D)	7.02	% (D)	5.70	% (D)	13.60	% (D,E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$408,511		$355,968		$222,344		$27,332
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.94%		2.90%		2.89%		3.00	% (G)
Expenses, net waiver and reimbursement (F)	2.93%		2.89%		2.88%		2.99	% (G)
Net investment loss, before waiver and reimbursement (F,H)	(0.90)%		(1.37)%		(1.59)%		(1.24	)% (G)
Net investment loss, net waiver and reimbursement (F,H)	(0.89)%		(1.36)%		(1.58)%		(1.22	)% (G)
Portfolio turnover rate	19%		12%		4%		1	% (E)

(A)	The Catalyst/Millburn Hedge Strategy Fund Class A and Class C shares commenced operations on December 28, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class I
	For the	For the		For the		For the
	Year Ended	Year Ended		Year Ended		Period Ended
	June 30, 2019	June 30, 2018		June 30, 2017		June 30, 2016 (A)

Net asset value, beginning of year/period	$31.29	$29.90		$28.54		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.04	(0.09)		(0.18)		(0.07)
Net realized and unrealized gain on investments	1.90	2.54		2.09		3.61
Total from investment operations	1.94	2.45		1.91		3.54

LESS DISTRIBUTIONS:
From net investment income	(0.53)	—		(0.38)		—
From net realized gains on investments	(0.47)	(1.06)		(0.17)		—
Total distributions	(1.00)	(1.06)		(0.55)		—

Net asset value, end of year/period	$32.23	$31.29		$29.90		$28.54

Total return (C)	6.42%	8.10	% (D)	6.76	% (D)	14.16	% (D,E)

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RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$4,096,347	$3,325,775	$1,880,087	$216,921
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.94%	1.90%	1.89%	2.00	% (G)
Expenses, net waiver and reimbursement (F)	1.93%	1.89%	1.88%	1.99	% (G)
Net investment income (loss), before waiver and reimbursement (F,H)	0.11%	(0.31)%	(0.59)%	(0.52	)% (G)
Net investment income (loss), net waiver and reimbursement (F,H)	0.12%	(0.29)%	(0.58)%	(0.51	)% (G)
Portfolio turnover rate	19%	12%	4%	1	% (E)

(A)	The Catalyst/Millburn Hedge Strategy Fund Class I shares commenced operations on December 28, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

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APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•       Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•       Shares purchased by or through a 529 Plan

•       Shares purchased through a Merrill Lynch affiliated investment advisory program

•       Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•       Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•       Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Trust advised by the Adviser (the “fund family”))

•       Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•       Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•       Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus

•       Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

•       Death or disability of the shareholder

•       Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•       Return of excess contributions from an IRA Account

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•       Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•       Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•       Shares acquired through a right of reinstatement

•       Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•       Breakpoints as described in this prospectus

•       Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•       Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

 •         Employer-sponsored retirement plans.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. & EACH ENTITY'S AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and

156

purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

MORGAN STANLEY WEALTH MANAGEMENT

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management (“Morgan Stanley”) transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
157

  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

  Shares purchased through a Morgan Stanley self-directed brokerage account

  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

The information disclosed in the appendix is part of, and incorporated in, the prospectus

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PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-844-223-8637

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PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust doesn’t jointly market.
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FOR MORE INFORMATION

Several additional sources of information are available to you. The SAI, incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected each Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Funds at 1-866-447-4228 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds’ internet site at www.CatalystMF.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21872

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